Stein Roe Mutual Funds
Annual Report
September 30, 1999

Picture of hand holding plant

Stein Roe Equity Funds

Growth Funds

           Growth Stock Fund
           Midcap Growth Fund
           Disciplined Stock Fund
           Large Company Focus Fund
           Capital Opportunities Fund


Logo: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(R)

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Contents
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From the President................................................     1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary ..............................................     3

Questions & Answers
Growth Stock Fund

   An interview with Portfolio Manager Erik Gustafson.............     7

Midcap Growth Fund

   An interview with Portfolio Manager Art McQueen................    11

Disciplined Stock Fund

   An interview with Portfolio Manager Dan Cantor.................    15

Large Company Focus Fund

   An interview with Portfolio Manager Dave Brady.................    19

Capital Opportunities Fund

   An interview with Portfolio Managers Dave Brady
   and Erik Gustafson.............................................    23

Portfolios of Investments.........................................    27

   A complete list of investments with market values

Financial Statements..............................................    40

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    52

Financial Highlights..............................................    56

   Selected per-share data and ratios

Report of Independent Accountants.................................    64




                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

To Our Shareholders
Five years ago fear of higher inflation and rising interest rates dominated the news. The Federal Reserve Board had raised borrowing rates. Some investors believed America's robust economy would overheat. The stock market was volatile.
   Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks in fiscal year 1999 were modest. Stocks of mid-size companies generally lagged.

--------------------------------------------------------------------------------
                              Growth Stock Fund and
                            Large Company Focus Fund
                          provided fiscal 1999 results
                                that outpaced the
                            unmanaged S&P 500 Index.
--------------------------------------------------------------------------------

   Fiscal 1999 was a year of transition for three Stein Roe funds that include midcap stocks in their investment strategies. Since May, we have worked diligently to reposition Midcap Growth Fund, Disciplined Stock Fund and Capital Opportunities Fund to capture the growth potential of America's medium-size companies.
   We are pleased to say that the two Stein Roe funds discussed in this report that primarily focus on large-cap companies -- Growth Stock Fund and Large Company Focus Fund -- provided outstanding results during fiscal 1999. As you will see on page 3, the total return of both funds outpaced that of the unmanaged Standard & Poor's 500 Index for the 12 months ended September 30, 1999.
   We attribute our large-cap funds' fiscal 1999 returns to a positioning in technology and telecom stocks. Perhaps more than in any decade since the 1920s, advances in technology and telecommunications are revolutionizing American business. Consider that five years ago, hardly anyone used the Internet. Now it is becoming the communication tool of choice. A Perspective on Intelligent Investing One change you'll see in this report is that Lipper Inc., one of the country's leading monitors of mutual fund performance, has reclassified Stein Roe funds into new investment categories to help investors better distinguish between funds. What this means is that your Fund(s) have new peer groups that are smaller and generally more precise than the categories Lipper was previously using. Generally, Lipper created categories that combine the average market capitalization of stocks in a fund's portfolio and investment style


Picture of Stephen E. Gibson

From the President continued


(growth, value or a combination thereof).
   As you'll see inside, the two large-cap funds discussed in this report have kept pace with their peers over time while our midcap funds, in most cases, have not. We realize we have work to do in this area and the restructuring we informed you about in May reflects a concerted effort to provide more competitive results. We appreciate your continued confidence in these funds.
   We're sure you'll agree that a year is far too short a period to judge the performance of an equity fund. Keep in mind that over the past 73 years, annual returns from stocks have averaged 11%, with some years of negative returns of more than 20%.* Investors should consider that such volatility is normal for growth-oriented investments.
   As shareholders, you can expect that each Stein Roe fund's management has a commitment to a disciplined, research intensive approach to stock selection that has the potential to help you meet your long-term investment goals. On the pages that follow, the portfolio managers of each Fund detail each Fund's strategy and provide an outlook for the year ahead. We encourage you to carefully review this report and visit us on the Internet at www.steinroe.com for quarterly updates on each Fund's progress.


   Sincerely,

   /s/Stephen E. Gibson
   Stephen E. Gibson
   President
   November 15, 1999

*Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99.


On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

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Performance Summary
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                          Average Annual Total Returns
                        Periods Ended September 30, 1999
                                                    ONE       FIVE        10
                                                    YEAR      YEARS      YEARS
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                  35.98%    24.07%     16.80%
Lipper Large-Cap Growth Fund Average               37.86     24.02      16.69
DISCIPLINED STOCK FUND                             13.57     10.64      10.96
Lipper Mid-Cap Value Fund Average                  14.24     12.68      10.44
CAPITAL OPPORTUNITIES FUND                         13.43     13.66      10.21
Lipper Mid-Cap Growth Fund Average                 50.88     18.04      13.91
STANDARD & POOR'S 500 INDEX                        27.79     25.03      16.80
STANDARD & POOR'S MIDCAP 400 INDEX                 25.50     18.59      15.64

Lipper Inc., a monitor of mutual fund performance and the source of the above category averages, reclassified each Stein Roe Fund shown above into a new peer group as of 9/30/99. For the one, five and ten-year periods shown, there were 331, 130 and 45 funds in the large-cap growth category, respectively; 192, 75 and 31 funds in the mid-cap value category, respectively; and 228, 84 and 33 funds in the mid-cap growth category, respectively.


                                                              ONE      LIFE OF
                                                              YEAR       FUND
--------------------------------------------------------------------------------
MIDCAP GROWTH FUND*                                          20.17%     10.47%
Lipper Multi-Cap Growth Fund Average                         41.88      21.58
STANDARD & POOR'S MIDCAP 400 INDEX                           25.50      14.82

The fund began operating on 6/30/97. Lipper Inc., a monitor of mutual fund performance and the source of the above category average, reclassified the Fund shown above into a new peer group as of 9/99. For the one year and life of fund periods shown, there were 348 and 270 funds, respectively, in the multi-cap growth category.


                                                              ONE      LIFE OF
                                                              YEAR       FUND
--------------------------------------------------------------------------------
LARGE COMPANY FOCUS FUND*+                                   35.05%     13.93%
Lipper Large-Cap Core Fund Average                           27.74      10.38
STANDARD & POOR'S 500 INDEX                                  27.79      11.91

The fund began operating on 6/26/98. Lipper Inc., a monitor of mutual fund performance and the source of the above category average, reclassified the Fund shown above into a new peer group as of 9/30/99. For the one year and life of fund periods shown, there were 357 and 335 funds, respectively, in the large-cap core category. Benchmark performance for life of fund period is from 6/30/98.


*The Advisor currently limits expenses. Absent these limits as set forth in the prospectus for each fund, returns would have been less.

+Approximately 9.9% of the Fund's 35.05% return for the 12-month period ended 9/30/99 was due to investments in initial public offerings. Such performance may not be sustainable.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of any Stein Roe fund; they are not available for direct investment.

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Investment Comparisons
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT September 30, 1989 to September 30, 1999
--------------------------------------------------------------------------------

Line Chart:
                 STEIN ROE                         LIPPER LARGE CAP
                 GROWTH STOCKD                     GROWTH FUND AVERAGE
                 FUND             S&P 500 INDEX    (45 FUNDS)
9/30/89          10000            10000            10000
9/30/90          9583.36          9075.84          9031.73
9/30/91          13094.6          11897.8          12469.6
9/30/92          14976.9          13211.6          13393.5
9/30/93          15739.8          14924.9          15826.5
9/30/94          16070.1          15473.9          15952.7
9/30/95          20598.2          20070.9          20724.1
9/30/96          24932.4          24149.4          24328.9
9/30/97          33185.2          33911.8          32430.3
9/30/98          34741.2          36991.9          34825.1
9/30/99          47241            47270            47611

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on Sept. 30, 1989, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc. GROWTH OF A $10,000 INVESTMENT June 30, 1997 to September 30, 1999

--------------------------------------------------------------------------------
Stein Roe Midcap Growth Fund
Growth of a $10,000 Investment  June 30, 1997 to Sept. 30, 1999

Line Chart:
                                               LIPPER MIDCAP
         STEIN ROE                             GROWTH
         MIDCAP           S&P MIDCAP           FUND AVERAGE         S&P 500
         GROWTH FUND      400 INDEX            (270 FUNDS)          INDEX
6/30/97  10000            10000                10000                10000
         10470            10795.5              10942                10796
         10220            10191.2              10678.5              10193
9/30/97  10770            10749                11348.1              10747
         10470            10390.4              10849.6              10392
         10600            10871                10886.7              10870
12/31/97 10960            11057.5              10982.4              11057
         10910            11179.7              10990.5              11183
         11890            11985.6              11914                11984
3/31/98  12660            12598.9              12499.4              12595
         12640            12727.9              12631.9              12724
         12000            12509.4              12126                12499
6/30/98  12750            13017.2              12787.9              13005
         12090            12879.6              12430.2              12868
         9530             11018.8              10221.8              11007
9/30/98  10410            11725.3              11019.9              11708
         10640            12677.5              11620.4              12661
         11390            13445.6              12472.5              13421
12/31/98 12630            14219.9              13919.9              14190
         12640            14814.3              14759                14772
         11480            14354                13965.5              14295
3/31/99  12000            14928.1              14858.3              14850
         12240            15506.2              15164.2              15413
         11940            15140.4              14865.6              15028
6/30/99  12910            15980.1              15952.4              15845
         12750            15481.6              15601.8              15337
         12740            15405                15597.6              15242
9/30/99  12510            14983.2              15610.5              14807


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on June 30, 1997, and reinvestment of income and capital gains distributions. The indexes shown above are unmanaged groups of stocks that differ from the composition of the Fund; they are not available for direct investment. Source: Lipper Inc

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Investment Comparisons Continued
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GROWTH OF A $10,000 INVESTMENT September 30, 1989 to September 30, 1999
--------------------------------------------------------------------------------
Stein Roe Disciplined Stock Fund


Line Chart:
                   DISCIPLINED      S&P MIDCAP         LIPPER MIDCAP VALUE
                   STOCK FUND       400 INDEX          FUND AVERAGE (31 FUNDS)
9/30/89            10000            10000              10000
9/30/90            9122.22           8557.26            8296.66
9/30/91            12190            13011.9            11118.3
9/30/92            13391            14745.1            12364.5
9/30/93            17181            18413.2            15451.2
9/30/94            17630.9          18810.2            16265.1
9/30/95            20320.4          23783.8            19506.5
9/30/96            24073.4          27227.4            22291.1
9/30/97            32312.1          38013.5            29724.6
9/30/98            26199.5          35709.6            25272.7
9/30/99            28300            44939.4            29309.1

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on Sept. 30, 1989, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment.
Source: Lipper Inc.


GROWTH OF A $10,000 INVESTMENT June 26, 1998 to September 30, 1999
--------------------------------------------------------------------------------
Stein Roe Large Company Focus Fund

Line Chart:
               STEIN ROE LARGE                         LIPPER LARGE-CAP CORE
               COMPANY FOCUS FUND     S&P 500 INDEX    FUND AVERAGE (335 FUNDS)
6/30/98        10000                  10000            10000
7/31/98        9770.46                9894.31          9880.67
               8193.61                8464.82          8371.05
9/30/98        8712.57                9007.55          8860.89
               9091.82                9739.1           9536.31
11/30/98       9790.42                10329.1          10107
               10309.4                10924            10794.1
1/31/99        10788.4                11380.6          11207
               10568.9                11026.9          10835.1
3/31/99        11556.9                11468            11298.7
               11736.5                11912.1          11645.8
5/31/99        11686.6                11631.1          11369.1
               12345.3                12276.2          12031.4
7/31/99        12055.9                11893.2          11702.5
               11606.8                11834.4          11592.3
9/30/99        11766.5                11510.3          11324.3


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on June 26, 1998, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc. Benchmark performance is from 6/30/98.

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Investment Comparisons Continued
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT September 30, 1989 to September 30, 1999
--------------------------------------------------------------------------------

Line Chart:
               STEIN ROE                                    LIPPER MID-CAP
               CAPITAL OPPORTUNITIES     STEIN ROE          GROWTH FUND AVERAGE
               FUND                      MIDCAP 400 INDEX   (31 FUNDS)
               10000                     10000              10000
9/30/90        6249.11                   9075.84            8557.26
9/30/91        9593.29                   11897.8            12861.6
9/30/92        10167.8                   13211.6            14463.6
9/30/93        13625.8                   14924.9            17940
9/30/94        13940.4                   15473.9            18227.8
9/30/95        19161.9                   20070.9            22925.5
9/30/96         28657                    24149.4            26135
9/30/97         26866                    33911.8            36354.9
9/30/98        23311.5                   36991.9            34061.9
9/30/99        26450.5                   47270.3            42746.1


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The above illustration assumes a $10,000 investment on September 30, 1989, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment. Source: Lipper Inc.


LARGE COMPANY STOCKS OUTPERFORMED MIDCAP STOCKS IN FISCAL YEAR 1999
--------------------------------------------------------------------------------

Line Chart:
                  S&P 500 INDEX     S&P MIDCAP 400 INDEX
9/30/98           0                 0
10/31/98          8.13              8.92
11/30/98          14.68             14.36
12/31/98          21.28             28.16
1/31/99           26.35             23.16
2/28/99           22.43             16.72
3/31/99           27.32             19.99
4/30/99           32.25             29.45
5/31/99           29.14             30.01
6/30/99           36.3              36.97
7/31/99           32.04             34.06
8/31/99           31.39             29.47
9/30/99           27.79             25.5


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return includes reinvestment of dividends. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investmen. Source: Bloomberg Business News.

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Questions & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH ERIK GUSTAFSON, PORTFOLIO MANAGER OF GROWTH STOCK FUND AND SR&F GROWTH STOCK PORTFOLIO

Fund Data
   Investment Objective and Strategy:
   Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis in the technology, financial services, health care and global franchise sectors.

   Fund Inception:
   July 1, 1958

   Net Assets:
   $831.3 million


Photo of : Erik Gustafson


Q: HOW DID THE FUND PERFORM IN FISCAL 1999?
GUSTAFSON: The Fund performed well in an otherwise choppy market, providing a total return of 35.98% for the fiscal year ended September 30, 1999. Our results outpaced the Standard & Poor's 500 Index return of 27.79% for the period. The average Lipper large cap growth fund rose 37.86%, as shown on page 3.

Q: DURING THE FISCAL YEAR, THE FEDERAL RESERVE ROSE ITS TARGET FOR SHORT-TERM INTEREST RATES A COMBINED HALF-PERCENTAGE POINT TO 5.25%. WHAT WAS THE IMPACT ON LARGE-CAP GROWTH STOCKS?
GUSTAFSON: Typically, growth stocks perform best in a low inflation, low interest rate environment. But the interest rate environment was called into question by the Federal Reserve's two rate increases -- one on June 30 and the other on August 24. As investors feared further rate increases, this triggered a temporary sell-off that sent stock prices downward.
   In our opinion, the Fed simply took back what it gave the markets last October, which was more liquidity (i.e., lower interest rates) in response to a world market that was very vulnerable. On a positive note, growth stocks managed to recover faster than the rest of the market as prices stabilized late in the period. Our stocks hung in very well amid the rising interest rate environment.

Q: WHAT SECTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE, AND IN WHAT TYPES OF COMPANIES HAVE YOU BEEN FOCUSING YOUR INVESTMENTS?
GUSTAFSON: Technology was the best performing sector in the portfolio. It was also the Portfolio's largest sector weighting at 34% of

Q&A Continued
--------------------------------------------------------------------------------

net assets as of September 30, 1999. We emphasized companies that build and manage data networks and which make systems to transmit, retrieve and store data. In an information age economy, corporate America is forced to spend on technology infrastructure to stay ahead of the competition. As a result, market dominant technology companies including Cisco Systems, EMC, Microsoft and Sun Microsystems (6.0%, 4.3%, 3.6% and 1.3% of net assets, respectively) have done exceedingly well.
   Within our technology allocation, semiconductor companies generated the strongest returns. We aggressively added to the Portfolio's holdings with positions in Motorola, Applied Materials, Texas Instruments, and Micron Technology (3.5%, 2.5%, 2.0% and 1.6% of net assets, respectively). After four years in a down cycle, semi conductor companies have entered what we believe is another upward

--------------------------------------------------------------------------------
                           Market dominant technology
                       companies including Cisco Systems,
                             EMC, Microsoft and Sun
                         Microsystems (6.0%, 4.3%, 3.6%
                      and 1.3% of net assets, respectively)
                           have done exceedingly well.
--------------------------------------------------------------------------------

cycle. An increased penetration of semiconductors in everything from cell phones and Internet applications to manufactured auto parts and machinery is driving this new phase of the cycle. As semiconductor demand has begun to outstrip supply, prices have soared.
   Another source of strong per for mance in the portfolio in fiscal 1999 was our focus on growth industrial companies. Our positions in General Electric, Tyco International and a new holding in Corning (3.8%, 4.5% and 1.5% of net assets, respectively) have done well as a result of continued growth in the domestic economy as well as accel erating growth in emerging markets.

Q: WHAT HURT THE FUND'S PERFORMANCE?
GUSTAFSON: Financial services stocks did not perform well for us as interest rate fears grew unabated in the second half of fiscal 1999. We think financial stocks will ultimately rebound given our outlook for rates to stabilize and perhaps move lower over the next six months.

Q: IN OUR MARCH 31, 1999 REPORT TO SHAREHOLDERS, YOU SAID LARGE-CAP GROWTH COMPANIES ARE IN A STRONG POSITION TO EXPAND EARNINGS. DO YOU STILL HOLD THAT OPINION?
GUSTAFSON: Yes, we remain confident in large-cap growth companies' ability to expand earnings and sales given such outstanding business conditions. The per-share earnings growth of companies in the

Q&A Continued
--------------------------------------------------------------------------------

S&P 500 has been remarkable since the spring and we think it has the potential to accelerate going forward.

Q: WHAT OTHER THOUGHTS DO YOU HAVE ABOUT WHAT LIES AHEAD?
GUSTAFSON: We expect the economy to continue growing, but not at a pace that would create inflationary pressures. Until the interest rate issue is resolved, we think markets will continue to be volatile. As we move into the second half of the fourth quarter of calendar year 1999, we expect stocks to accelerate upward once again.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are disclosed as a percentage of SR&F Growth Stock Portfolio as of 9/30/99 and are subject to change. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. Source: Lipper Inc.

Fund Highlights
--------------------------------------------------------------------------------
As of Septemper 30, 1999
                           SR&F Growth Stock Portfolio
                        TOP 10 HOLDINGS (% OF NET ASSETS)

Cisco Systems                  6.0%     Citigroup                     3.7%
Tyco International             4.5      Microsoft                     3.6
EMC Corp                       4.3      Home Depot                    3.6
General Electric               3.8      Motorola                      3.5
MCI WorldCom                   3.7      American Int'l Group          3.5


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                      PORTFOLIO    S&P 500 INDEX
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings                     36              500
Dollar-Weighted Median Market Capitalization (Billions)  $72.3              $65
Price/Earnings Ratio                                     39.7x            25.3x
Beta (Volatility)                                         1.13             1.00


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                                Equity Portfolio         S&P 500 Index
      Consumer Cyclical                20%                    12%
      Consumer Noncyclical             16%                    19%
      Energy/Basic Materials            4%                    10%
      Financial                        10%                    14%
      Industrial                       10%                     8%
      Technology                       34%                    26%
      Utilities                         6%                    11%

Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH ART MCQUEEN, PORTFOLIO MANAGER OF MIDCAP GROWTH FUND

Fund Data
   Investment Objective and Strategy:
   Stein Roe Midcap Growth Fund seeks long-term growth by investing at least 65% of its assets in common stocks of midcap companies that the portfolio manager believes have long-term growth potential.

   Fund Inception:
   June 30, 1997

   Net Assets:
   $44.4 million

Photo of : Art McQueen


Effective May 6, 1999, Stein Roe Growth Opportunities Fund was renamed Stein Roe Midcap Growth Fund. The Fund's investment strategy was modified to reinforce its focus on midcap growth stocks.

Q: HOW DID THE FUND PERFORM IN FISCAL 1999?
MCQUEEN: The Fund delivered a total return of 20.17% for the fiscal year ended September 30, 1999, trailing the average Lipper Multi-Cap Growth fund return of 41.88%. The unmanaged S&P MidCap 400 Index returned 25.50% for the period; this became our primary benchmark (replacing the S&P 500 Index) after we repositioned the Fund to focus on mid-cap growth stocks in May.
   To a large extent, the Fund's disappointing returns reflect a decision to modify the portfolio as well as the relatively weak performance of certain stocks during the first nine months of fiscal 1999. Many of these stocks are no longer in the portfolio.
   In fiscal 1999 we reduced the number of holdings. We were down to 46 holdings as of September 30, 1999, from roughly 75 at the start of the 1999 fiscal year. We began to see what we believe are the benefits of this positioning late in this reporting period. Some of the Fund's larger holdings were able to contribute a greater amount to the Fund's overall results.

Q: PRIOR TO MODIFYING THE INVESTMENT STRATEGY, THE FUND INVESTED IN STOCKS OF ALL CAPITALIZATION SIZES. WITH ITS INCREASED FOCUS ON MID-CAP GROWTH STOCKS, WHAT TYPES OF COMPANIES ARE YOU LOOKING FOR?
MCQUEEN: As we did before the strategy modification, we continue to seek companies that have strong growth potential that we believe is sustainable. However, our mid-cap growth focus offers us the oppor -

Q&A Continued
--------------------------------------------------------------------------------

tunity to buy that growth potential at more reasonable prices than can be found in a large-cap arena.

Q: WHAT SECTORS IN THE PORTFOLIO PERFORMED WELL?
MCQUEEN: Technology was the Fund's best performing stock group, led by holdings in Qualcomm Inc. and Vitesse Semiconductor (3.0% and 2.9% of net assets, respectively). As a leading provider of innovative digital wireless communications products and services, Qualcomm has benefited enormously from growth within the wireless communications industry and is expected to report record-setting revenues and net income for 1999.
   Telecommunications and media were other areas that bolstered the Fund's results, led by holdings in Univision Communication, one of the largest holdings in the portfolio, and Clear Channel Communications (3.3% and 2.7% of net assets, respectively). Univision operates America's largest and most-watched Spanish language television network, reaching an estimated 91% of the national Hispanic market. Advertisers are pouring money into their stations to reach this market and, as a result, Univision has become the fastest growing company in the network television business.
   Although the health care sector was not a particularly strong area for us, the Fund benefited from holdings in Biogen (2.8% of net assets) and a new position in QLT PhotoTherapeutics (4.3% of net assets). QLT manufactures a breakthrough drug called Viasudyne, which won fast-track approval from the Food and Drug Administration for treating macular degeneration, the leading cause of blindness in adults over age 55.

Q: WHAT HOLDINGS PERFORMED POORLY?
MCQUEEN: Within business services, our largest position in Snyder Communications hurt performance. Expectations for increased investment and spending by the company to create new business units resulted in a substantial reduction in earnings estimates for 2000, causing the company's stock price to decline. We sold the stock before September 30, 1999.

--------------------------------------------------------------------------------
 We've been trying to build up what we believe are the stronger holdings across the portfolio by making them larger positions.
--------------------------------------------------------------------------------

   Disappointments among the Fund's health care holdings included Omnicare, Contract Management and Research, and Boron, LePore & Associates. We sold our positions in all three stocks before fiscal year-end.
   Financial services was another weak area for us. Rising interest rates

Q&A Continued
--------------------------------------------------------------------------------

and slower loan growth sent financial stocks tumbling in the last few months of our reporting period. We strongly believe this sector will regain ground given that we foresee little threat of continued interest rate increases by the Fed.

Q: AS YOU'VE BEEN REPOSITIONING THE FUND, HAVE YOU ADDED ANY NEW NAMES TO THE PORTFOLIO?
MCQUEEN: We really haven't been adding new names. Instead, we've been trying to build up what we believe are the stronger holdings across the portfolio by making them larger positions.

Q: WHAT IS YOUR OUTLOOK FOR FISCAL YEAR 2000?
MCQUEEN: There's been a lot of fear and concern about the direction of interest rates. We believe we're at a point now where we may have one more rate increase, but certainly not numerous increases. Once investors become comfortable with that, we think the market will start going up again. And while the economy may slow a bit, we don't have any concerns about a recession.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 9/30/99 and are subject to change. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. An expense limit of 1.25% of average daily net assets was in effect for the periods shown. Returns would have been lower without the limit. Funds that emphasize investments in small and midcap companies may experience greater volatility.

Fund Highlights
--------------------------------------------------------------------------------
As of Septemper 30, 1999
                          Stein Roe Midcap Growth Fund
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

QLT PhotoTherapeutics           4.3%     Kansas City Southern            3.0%
VISX                            3.7      Qualcomm                        3.0
Solectron                       3.6      Pinnacle                        2.9
Univision Communication         3.3      Vitesse Semiconductor           2.9
Inet Technologies               3.1      Biogen                          2.8


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                    S&P MIDCAP
                                                      PORTFOLIO      400 INDEX
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings                   46            400
Dollar-Weighted Median Market Capitalization (Billions) $5.6           $2.7
Price/Earnings Ratio                                   44.7x          26.2x
Beta (Volatility)                                       1.21           1.00


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                                Equity Portfolio     S&P Midcap 400 Index
      Consumer Cyclical                19%                    12%
      Consumer Noncyclical             24%                    19%
      Energy/Basic Materials                                  10%
      Financial                         3%                    14%
      Industrial                        8%                     8%
      Technology                       44%                    26%
      Utilities                         2%                    11%

Questions & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER OF STEIN ROE DISCIPLINED STOCK FUND AND SR&F DISCIPLINED STOCK PORTFOLIO photo: Dan Cantor


Fund Data
   Investment Objective and Strategy:
Stein Roe Disciplined Stock Fund seeks long-term growth from common stocks of mid capitalization companies. The Portfolio may also invest in companies that have large-cap market capitalizations.

   Fund Inception:
   May 22, 1968

   Net Assets:
   $593.5 million

Effective May 6, 1999, Stein Roe Special Fund was renamed Stein
Roe Disciplined Stock Fund to more accurately reflect its modified focus on stocks of companies that have growth and/or value characteristics. Dan Cantor was named portfolio manager of Disciplined Stock Fund, adding to his responsibility as portfolio manager of Stein Roe Growth & Income Fund. Jeff Kinzel was named co-portfolio manager of Disciplined Stock Fund on November 19, 1999. Mr. Kinzel has been a senior equity analyst at Stein Roe for eight years.

Q: HOW DID THE FUND PERFORM IN FISCAL 1999?
CANTOR: After a lackluster performance in the first half of fiscal 1999, Disciplined Stock Fund finished the period on a positive note. The Fund provided a total return of 13.57% for the fiscal year ended September 30, 1999. Our results did not keep pace with the average Lipper mid-cap value fund return of 14.24% or the unmanaged S&P MidCap 400 Index's return of 25.50%.
   To a large extent, the Fund's disappointing returns reflect a decision to restructure the portfolio as well as the relatively weak performance of certain stocks during the first nine months of fiscal 1999. Many of these stocks are no longer in the portfolio.

Q: SINCE YOU BEGAN MANAGING THE FUND IN MAY, WHAT STEPS HAVE BEEN TAKEN TO REPOSITION THE PORTFOLIO?
CANTOR: Before we get into specific changes we've made, we should point out that the day we began managing Disciplined Stock Portfolio marked the start of a new investment strategy for the Portfolio. In the past, the Portfolio investment approach was very value-oriented, focused on companies that its manager believed were undervalued, underfollowed or out-of-favor. We are looking for good

Q&A Continued
--------------------------------------------------------------------------------

quality companies selling at attractive P/E ratios relative to the overall market and/or their respective industries.
   We invest primarily in the stocks of mid-capitalization companies, but with the added flexibility of investing in large-cap companies that possess the same growth and/or value characteristics we seek among mid-cap stocks. Up to this point in the portfolio's transition, our work has involved selling holdings and adding positions that we thought were more consistent with the Portfolio's modified investment strategy.

Q: CAN YOU GIVE EXAMPLES OF NEW HOLDINGS THAT YOU BELIEVE EMBRACE THE FUND'S MODIFIED INVESTMENT STRATEGY?
CANTOR: We added positions in Ecolab, Federated Department Stores and Lear Corporation (0.8%, 0.4% and 0.8% of net assets, respectively). The common theme is that these are well-established names that we believe are well-managed and have above-average growth prospects. We seek to avoid stocks whose price appreciation relies heavily on a major company or industry turnaround.

Q: WAS THERE A COMMON THEME WITH REGARD TO THE STOCKS YOU SOLD WHEN YOU ASSUMED RESPONSIBILITY FOR THE PORTFOLIO?
CANTOR: Since assuming responsibility for the Portfolio, we reduced the Portfolio's exposure to metal stocks, a sector where the Portfolio had an overweight position relative to its benchmark. On strength, we sold several gold stocks including Placer Dome and Newmont Mining. We also reduced the Portfolio's position in more than a dozen stocks in a variety of other sectors.

Q: WHAT HOLDINGS, WHETHER NEW OR OLD, PERFORMED WELL?
CANTOR: During the first fiscal half, Barrick Gold (1.6% of net assets)--most of which we have since sold for a sizable profit--supported our performance with favorable earnings prospects in an environment where most other companies in the portfolio were suffering from reduced earnings. As we moved through the second fiscal half, several of our technology and telecommunications-related holdings, including AVX Corp. and Telephone & Data Systems (3.7% and 3.1% of net assets, respectively), served us well.

Q: LOOKING AHEAD, WHAT SECTORS DO YOU EXPECT TO FOCUS ON?
CANTOR: We expect to increase the Portfolio's exposure to financial services companies and decrease holdings in basic materials as we identify new companies for the portfolio.

Q&A Continued
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR THE MID-CAP STOCK MARKET AND THE FUND?
CANTOR: We are bottom-up investors. As such, we try to distinguish attractive opportunities one company at a time through fundamental analysis. The midcap market currently appears to offer many attractive investment opportunities. At the same time, prices of many large-cap stocks outside the technology industry have corrected substantially, making it more attractive for value-oriented investors. We will continue to emphasize midcap companies, with a complement of select large-cap stocks.
   Over time, we believe the Fund's investment strategy will help produce more consistent returns. We continue to be pleased with the progress of the transition, and while we have more work ahead of us, we see no impediments to getting the job done.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are disclosed as a percentage of SR&F Disciplined Stock Portfolio as of 9/30/99 and are subject to change. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. Source: Lipper Inc.

Fund Highlights
--------------------------------------------------------------------------------
As of Septemper 30, 1999
                        SR&F Disciplined Stock Portfolio
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

AVX Corp.                        3.7%     Imperial Chemical                2.7%
Telephone & Data Systems         3.1      Perrigo                          2.7
Andrew Corp.                     3.0      Cross Timbers Oil                2.6
Superior Industries              2.9      Golden West Financial            2.5
OM Group                         2.9      Acuson                           2.3


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                    S&P MIDCAP
                                                      PORTFOLIO      400 INDEX
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings                   70            400
Dollar-Weighted Median Market
  Capitalization (Billions)                             $1.1           $2.7
Price/Earnings Ratio                                   21.0x          26.2x
Beta (Volatility)                                       0.89           1.00

Economic Sector Breakdown

                                Equity Portfolio     S&P MidCap 400 Index
      Basic Materials                  19%                     3%
      Consumer Cyclical                20%                    12%
      Consumer Noncyclical             10%                    19%
      Energy                            6%                     7%
      Financial                         7%                    14%
      Industrial                       21%                     8%
      Technology                       14%                    26%
      Utilities                         3%                    11%

Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVE BRADY, PORTFOLIO MANAGER OF STEIN ROE LARGE COMPANY
FOCUS FUND

Fund Data
   Investment Objective and Strategy:
   Stein Roe Large Company Focus Fund seeks long-term growth of capital by investing in a non-diversified portfolio of equity securities believed to have above-average growth potential.

   Fund Inception:
   June 26, 1998

   Net Assets:
   $59.6 million

Photo of: Dave Brady


Q: HOW DID THE FUND PERFORM DURING FISCAL YEAR 1999?
BRADY: We achieved excellent results during the Fund's first full fiscal year of operations. The Fund's total return of 35.05% outpaced the unmanaged Standard & Poor's 500 Index, which rose 27.79% for the period, as shown on page 3. Our focus on technology stocks such as Microsoft and Cisco Systems (6.9% and 4.6% of net assets, respectively) and telecom stocks such as Vodafone AirTouch (5.3% of net assets) were the primary factors in generating our strong returns. We also invested in some initial public offerings and this contributed 9.9% of the Fund's total return during the past year.*

Q: WAS IT CHALLENGING TO MAINTAIN AN ATTRACTIVE MIX OF STOCKS GIVEN THAT SOME CONSUMER GROWTH STOCKS FELL OUT-OF-FAVOR THIS PAST YEAR?
BRADY: Many individual stocks have been volatile since mid-1998, particularly in the global consumer products area, a sector where concerns about higher inflation, rising interest rates and a slowdown in earnings growth have been pronounced. It's prompted us to more closely examine the stocks we select for the portfolio. We attempt to focus on the most attractive stocks in sectors with the most promising and sustainable long-term growth prospects.
   In fiscal 1999, we built a portfolio of companies that represent 10 of the 11 major sectors within the S&P 500 Index. As of September 30, 1999, the Fund had 25 holdings, all of which had above-average earnings per share (EPS) and sales growth potential, in our view.

* Approximately 9.9% of the Fund's 35.05% return for the 12-month period ended 9/30/99 was due to investments in initial public offerings. Such performance may not be sustainable.

Q&A Continued
--------------------------------------------------------------------------------

Q: FINANCIAL SERVICES STOCKS HAVE ALSO BEEN HIT HARD SINCE JANUARY AS INTEREST RATES HAVE RISEN. SOME FIRMS HAVE REPORTED CONSUMER CREDIT PROBLEMS. WHY DID YOU HAVE THREE FINANCIAL SERVICES FIRMS AMONG YOUR TOP SEVEN HOLDINGS AS OF SEPTEMBER 30, 1999 (SEE PAGE 22)?

BRADY: We believe certain companies offer good growth prospects and that interest rates, in the absence of inflation, are unlikely to move much higher from current levels. Recent government economic data have confirmed a resilient, healthy U.S. economy. Retail sales and personal income are rising. Consumer confidence is high and overall consumer credit trends remain positive, in our view.
Looking ahead, we believe the investment environment we anticipate will unfold over the next several months -- continued favorable inflation and moderate growth - will lead to a more stable interest rate environment, and this should benefit financial stocks. We remain convinced that the market will recognize the superior growth potential and track record of companies such as Associates First Capital Corp. (5.6% of net assets). A top 10 holding, we believe Associates is on track to post its 25th consecutive annual increase in net earnings.

Q: THERE HAS BEEN A LOT OF MERGER ACTIVITY IN THE TELECOMMUNICATIONS AND MEDIA INDUSTRIES. HOW DID THIS AFFECT FUND PERFORMANCE IN FISCAL 1999?
BRADY: In the first half of fiscal 1999, the Fund benefited from Vodafone's takeover of AirTouch Communications. We continue to like the combined company. During this past summer, Viacom announced plans to acquire CBS (4.7% of net assets) and subsequent strength in CBS stock helped Fund performance in the third calendar quarter of 1999. Comcast, a cable television services provider and another top 10 holding as of September 30, 1999 (6.4% of net assets), also rose substantially during the past year. It earned a $1.5 billion fee in connection with AT&T's acquisition of MediaOne Group. Comcast had originally planned to buy MediaOne. While the Fund does not seek to participate in merger activity as an investment strategy, our growth-oriented selection process led us to stocks in two dynamic industries at a fortuitous time.

Q: THE FUND WAS UNDERWEIGHTED IN CONSUMER NON-CYCLICAL STOCKS SUCH AS HEALTH CARE AND PHARMACEUTICAL COMPANIES AS OF SEPTEMBER 30, 1999. WHY?
BRADY: This past year pharmaceutical stocks were negatively

Q&A Continued
--------------------------------------------------------------------------------
affected by concerns about government plans to extend prescription drug coverage to Medicare recipients. Overall, health care stocks provided mixed results for the Fund. After poor performance, we replaced Eli Lilly with Warner-Lambert (4.0% of net assets) during the third calendar quarter of 1999. Becton Dickinson, a maker of medical products, was also a disappointment (2.3% of net assets). We added IMS Health (3.1% of net assets) to the portfolio. IMS is a global leader in providing drug makers with information about doctors' prescription drug usage patterns.

Q: WHAT ARE SOME OF THE RISKS OF MANAGING A CONCENTRATED PORTFOLIO?
BRADY: In a mutual fund that focuses on two dozen or so stocks, price fluctuations of one stock generally have more of an impact on the portfolio than in a fund with 100 or more holdings. A concentrated portfolio can augment a fund's results when stock selections perform as expected, but it can also lead to substantial underperformance compared to the overall stock market if several of the fund's holdings do not meet expectations. To help mitigate this risk, we carefully monitor Large Company Focus Fund's holdings, and we may sell a stock quickly if uncertainties about earnings or operations arise.

Q: WHAT'S YOUR OUTLOOK FOR THE FUND?
BRADY: We think telecommunications and technology will be among the market's best performers. We also believe consumer demand for cellular, Internet and computer products is likely to remain strong for many months to come, boosting growth prospects for companies with the managerial talent and financial resources to capitalize on new technology. For example, we have confidence that Microsoft can continue to deliver strong earnings growth as it introduces upgrades to its Office 2000 software and begins selling its Windows 2000 operating system upgrade in the coming months.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 9/30/99 and are subject to change. The S&P 500 Index shown is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment.
Source: Lipper Inc.
An expense limit of 1.50% of average daily net assets was in effect for the periods shown. Returns would have been lower without the limit.

Fund Highlights
--------------------------------------------------------------------------------
As of Septemper 30, 1999
                       Stein Roe Large Company Focus Fund
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Microsoft                          6.9%     Vodafone AirTouch              5.3%
Comcast                            6.4      Household Int'l                5.2
Interpublic Group                  6.2      CBS                            4.7
SouthTrust                         5.8      Cisco Systems                  4.6
Associates First Capital Corp.     5.6      MCI WorldCom                   4.5


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS

                                                    PORTFOLIO          S&P 500
--------------------------------------------------------------------------------
Number of Equity & Convertible Holdings                  25             500
Dollar Weighted Median Market
  Capitalization (Billions)                           $28.3             $65
Price/Earnings Ratio                                  33.2x           25.3x
Beta (Volatility)                                      1.05            1.00


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                                Equity Portfolio         S&P 500 Index
      Consumer Cyclical                17%                    12%
      Consumer Noncyclical             13%                    19%
      Energy/Basic Materials            4%                    10%
      Financial                        14%                    14%
      Industrial                        3%                     8%
      Technology                       21%                    26%
      Utilities                        28%                    11%

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVE BRADY AND ERIK GUSTAFSON, PORTFOLIO MANAGERS OF STEIN ROE CAPITAL OPPORTUNITIES FUND

Fund Data
   Investment Objective and Strategy:
   Stein Roe Capital Opportunities Fund seeks long-term growth by investing in the stocks of companies believed to offer substantial long-term earnings growth.

   Fund Inception:
   March 31, 1969

   Net Assets:
   $411.3 million

Photo of: Dave Brady, Erik Gustafson

Effective May 6, 1999, Dave Brady and Erik Gustafson assumed portfolio management responsibilities for the Fund.

Q: HOW DID THE FUND PERFORM DURING FISCAL YEAR 1999?
BRADY: The Fund had a total return of 13.43% for the 12 months ended September 30, 1999. This compares to a 50.88% average return of funds in the Lipper midcap growth fund category for the period. The Fund's results were also less than the 25.50% return of the unmanaged S&P MidCap 400 Index, the Fund's benchmark. To a large extent, the Fund's disappointing short-term returns reflect a decision to restructure the portfolio as well as the relatively weak performance of certain stocks during the first nine months of fiscal 1999. Many of these stocks are no longer in the portfolio. Some of the Fund's newer stock selections also did not meet our expectations this past summer.

GUSTAFSON: In early October 1998, there was a substantial sell-off in the small and midcap sectors. From the end of the third quarter through October 8, 1998 the S&P MidCap 400 Index fell 10% and the small-cap Russell 2000 Index fell 15%, versus only a 1.4% decline in the Dow Jones Industrial Average. After the market bottom of October 8, the small and midcap sectors rebounded. This rally continued early into 1999, but reversed in February when interest rates began to rise. Small-cap stocks generally outperformed large cap stocks during the second half of fiscal year 1999.

Q: HOW DID YOU RESTRUCTURE THE PORTFOLIO?
BRADY: We modified the portfolio to further reinforce the Fund's aggressive growth mandate. We reduced holdings in certain consumer and industrial companies while retaining names that we believed are poised to grow their earnings regardless of market conditions. Four of the Fund's top 10 holdings a year ago were still in the top 10 as of September 30, 1999. Telecommunications has been an area where we made many new purchases.

Q: WHAT SECTORS ARE YOU FOCUSING ON?
GUSTAFSON: The portfolio is focused on the higher growth segments of the economy such as technology and consumer cyclicals. One stock we've held all year that has done especially well has been Hispanic Broadcasting (4.2% of net assets). The Fund's largest holding as of September 30, 1999, Hispanic Broadcasting is the largest Spanish-language radio station operator in the U.S., with 43 stations. America's Hispanic population is growing at three times the rate of the non-Hispanic population, and this is fueling substantial increases in audience size. Spanish-language advertising has been growing at 18% a year, double that of English ads, and we feel the company is well-positioned to benefit from this trend.

BRADY: The Fund's technology sector holdings consist of companies we think are benefiting from the rapid growth in global networking and Internet sectors. This includes companies such as telecom equipment manufacturer Tellabs (2.8% of net assets), Conexant (2.6% of net assets), a semiconductor manufac-turer spun-off earlier this year from Rockwell International, and Network Appliance, a computer network equip-ment supplier (1.7% of net assets).

Q: DID YOU SELL MANY MAJOR HOLDINGS DURING THE RESTRUCTURING?
BRADY: Overall, our restructuring efforts resulted in the sale of long-time holdings in several consumer-oriented sectors such as health care that no longer appeared to us to offer attractive growth potential. In some cases, we realized significant capital gains. Among the Fund's health care sales were Health Management Associates, HBO & Co., Omnicare and Quintiles. This past summer we added Express Scripts (1.9% of net assets), a pharmacy benefit firm that we believe is well-positioned to distribute ethical drugs over the Internet. At the start of fiscal 1999, health care was the portfolio's largest sector weighting. As

Q&A Continued
--------------------------------------------------------------------------------
of September 30, 1999, the Fund had a lower-than-average market weighting in this group.

Q: HOW HAVE RECENT STOCK SELECTIONS PERFORMED?
GUSTAFSON: We can point to several successes, particularly in technology. Conexant and Network Appliance were major contributors to performance in the third calendar quarter of 1999. However, we've also had some setbacks. We added Mattel (2.8% of net assets) during the second half and the toy maker disappointed investors with an earnings shortfall.

Q: WHAT IS YOUR OUTLOOK FOR AGGRESSIVE GROWTH STOCKS?
BRADY: Recent government economic data have confirmed a resilient, healthy U.S. economy, and in our view this bodes well for companies that are rapidly expanding their earnings and sales. Retail sales and personal income are rising, which can potentially benefit consumer stocks. Consumer confidence is high and consumer credit trends remain positive, in our view. Looking ahead, we believe the investment environment we anticipate will unfold over the next several months -- continued favorable inflation and moderate growth -- will lead to a more stable interest rate environment, and this should help bolster investor confidence in companies with above-average growth expectations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 9/30/99 and are subject to change.
Source: Lipper, Inc.

Fund Highlights
--------------------------------------------------------------------------------
As of Septemper 30, 1999
                      Stein Roe Capital Opportunities Fund
                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------
Hispanic Broadcasting           4.2%     Paychex                         2.9%
Clear Channel Communications    3.9      VISX                            2.9
Fiserv                          3.4      Mattel                          2.8
Carnival                        3.2      Tellabs                         2.8
Best Buy                        3.0      Telephone & Data Systems        2.7


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                      S&P MIDCAP
                                                       PORTFOLIO       400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                          51            400
Weighted Median Market Value (Billions)                   $5.0           $2.7
Price/Earnings Ratio                                     38.9x          26.2x
Beta (Volatility)                                         1.22           1.00


--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN
                                Equity Portfolio     S&P MidCap 400 Index
      Consumer Cyclical                32%                    12%
      Consumer Noncyclical              4%                    19%
      Energy/Basic Materials                                  10%
      Financial                         4%                    14%
      Industrial                        4%                     8%
      Technology                       47%                    26%
      Utilities                         9%                    11%

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (96.0%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (3.5.%)
America Online, Inc..................................          150    $   15,600
Omnicom Group........................................          350        27,716
                                                                      ----------
                                                                          43,316
COMPUTER AND COMPUTER SOFTWARE (17.8%)
Applied Materials (a)................................          400        31,150
Cisco Systems, Inc. (a)..............................        1,100        75,419
EMC Corp. (a)........................................          750        53,578
Microsoft Corp. (a)..................................          500        45,281
Sun Microsystems (a).................................          175        16,275
                                                                      ----------
                                                                         221,703
CONSUMER-RELATED (5.1%)
Gillette Co..........................................          500        16,969
Johnson & Johnson....................................          250        22,969
Procter & Gamble Co..................................          250        23,438
                                                                      ----------
                                                                          63,376
DISTRIBUTION - RETAIL (8.2%)
Home Depot, Inc......................................          650        44,606
Kohl's Corp. (a).....................................          500        33,063
Walgreen Co..........................................          950        24,106
                                                                      ----------
                                                                         101,775
ELECTRICAL EQUIPMENT (7.4%)
General Electric Co..................................          400        47,425
Micron Technology, Inc...............................          300        19,969
Texas Instruments, Inc...............................          300        24,675
                                                                      ----------
                                                                          92,069
FINANCIAL SERVICES (6.4%)
Citigroup, Inc.......................................        1,050        46,200
Fannie Mae...........................................          550        34,478
                                                                      ----------
                                                                          80,678
FOOD, BEVERAGE AND TOBACCO (1.2%)
Coca-Cola Co.........................................          300        14,419

INSURANCE (3.5%)
American International Group, Inc....................          500        43,469

LEISURE AND ENTERTAINMENT (2.8%)
Time Warner, Inc.....................................          575        34,931

MANUFACTURING (4.5%)
Tyco International Ltd...............................          550        56,787

MEDICAL SUPPLIES (5.9%)
Cardinal Health, Inc.................................          600        32,700
Medtronic, Inc.......................................        1,150        40,825
                                                                      ----------
                                                                          73,525
OIL AND GAS (3.9%)
Enron Corp...........................................          650        26,812
Schlumberger Ltd.....................................          350        21,809
                                                                      ----------
                                                                          48,621

SR&F Growth Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
PHARMACEUTICAL (2.9%)
Pfizer, Inc..........................................        1,000    $   35,937

OPTICAL FIBER MANUFACTURER (1.5%)
Corning, Inc.........................................          275        18,855

TELECOMMUNICATIONS (18.4%)
AT&T Corp............................................          500        21,750
AT&T - Liberty Media Group (a).......................          250         9,281
Comcast Corp.........................................          800        31,900
Lucent Technologies, Inc.............................          650        42,169
MCI WorldCom, Inc. (a)...............................          650        46,719
Motorola, Inc........................................          500        44,000
Tellabs, Inc. (a)....................................          600        34,162
                                                                      ----------
                                                                         229,981
TOYS (3.0%)
Mattel...............................................        2,000        38,000
                                                                      ----------
TOTAL COMMON STOCKS (Cost $709,595)..................                  1,197,442
                                                                      ----------
--------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (4.3%)                               AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.3%)
Associates Corp. of North America 5.600% 10/01/99....      $49,020        49,020
Limited, Inc. 5.700% 10/01/99........................        5,000         5,000
                                                                      ----------
(Cost $54,020).......................................                     54,020
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(Cost $763,615)......................................                  1,251,462

OTHER ASSETS, LESS LIABILITIES (-0.3%)...............                    (3,309)
                                                                      ----------
NET ASSETS (100.0%)..................................                 $1,248,153
                                                                      ==========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1999, the cost of investments for federal income tax purposes was $767,503. Net unrealized appreciation was $483,959, consisting of gross unrealized appreciation of $513,865 and gross unrealized depreciation of $29,906.

See accompanying Notes to Financial Statements.

Stein Roe Midcap Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (96.3%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (5.6%)
AHL Services, Inc. (a)...............................           24      $    626
Iron Mountain, Inc. (a)..............................           29           982
Paychex, Inc.........................................           25           853
                                                                        --------
                                                                           2,461

COMPUTER AND TELECOMMUNICATIONS HARDWARE (32.0%)
Cisco Systems, Inc. (a)..............................           12           823
Citrix Systems, Inc. (a).............................           14           867
Comverse Technology, Inc. (a)........................           11         1,037
DoubleClick, Inc. (a)................................            9         1,072
Inet Technologies, Inc. (a)..........................           35         1,396
Internet Capital Group, Inc. (a).....................            9           791
Microsoft Corp. (a)..................................            8           725
NOVA Corp. (a).......................................           27           675
Novell, Inc. (a).....................................           52         1,076
Qualcomm, Inc. (a)...................................            7         1,324
Quantum Corp. - DLT & Storage Systems (a)............           40           563
Solectron Corp. (a)..................................           22         1,580
Teradyne, Inc. (a)...................................           28           987
Vitesse Semiconductor Corp. (a)......................           15         1,281
                                                                        --------
                                                                          14,197
EDUCATIONAL SERVICES (2.0%)
Devry, Inc. (a)......................................           45           900

FINANCIAL SERVICES (5.9%)
Freddie Mac..........................................           13           676
Kansas City Southern Industries, Inc.................           29         1,347
MGIC Investment Corp.................................           12           573
                                                                        --------
                                                                           2,596

HEALTH CARE (26.9%)
Bausch & Lomb, Inc...................................           12           791
Biogen, Inc. (a).....................................           16         1,261
Biomet, Inc..........................................           17           447
Cardinal Health, Inc.................................           12           654
Forest Laboratories, Inc. (a)........................           17           716
Genentech, Inc. (a)..................................            4           585
IMS Health, Inc......................................           55         1,255
Laser Vision Centers, Inc. (a).......................           40           561
MedImmune, Inc. (a)..................................           11         1,096
QLT PhotoTherapeutics, Inc...........................           25         1,911
Shire Pharmaceuticals Group - ADR (a)................           34           980
VISX, Inc. (a).......................................           21         1,661
                                                                        --------
                                                                          11,918
RETAIL (7.1%)
Best Buy Co., Inc. (a)...............................            7           434
Children's Place (a).................................           26           692
Home Depot, Inc......................................           12           824
Kohl's Corp. (a).....................................            9           595
Papa John's International, Inc. (a)..................           15           619
                                                                        --------
                                                                           3,164

Stein Roe Midcap Growth Fund Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION AND MEDIA (16.8%)
AMFM, Inc. (a).......................................           20     $  1,218
Clear Channel Communications, Inc. (a)...............           15        1,198
Comcast Corp., Special Class A (a)...................           16          638
Covad Communications Group, Inc. (a).................           14          610
Level 3 Communications, Inc. (a).....................            6          313
MCI WorldCom, Inc. (a)...............................           10          719
Pinnacle Holdings, Inc. (a)..........................           50        1,306
Univision Communications, Inc., Class A (a)..........           18        1,465
                                                                       --------
                                                                          7,467
                                                                       --------
TOTAL COMMON STOCKS (Cost $32,119)...................                    42,703
                                                                       --------
-------------------------------------------------------------------------------
                                                         PRINCIPAL
SHORT-TERM OBLIGATIONS (4.0%)                               AMOUNT
-------------------------------------------------------------------------------
COMMERCIAL PAPER (4.0%)
Associates Corp. of North America
5.600% 10/01/99......................................       $1,800        1,800
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $1,800 )..........                     1,800
                                                                       --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(Cost $33,919) (b)...................................                    44,503
OTHER ASSETS, LESS LIABILITIES (-0.3%)...............                      (144)
                                                                       --------
NET ASSETS (100.0%)..................................                  $ 44,359
                                                                       ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-incoming producing security.
(b) At September 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $10,584, consisting of gross unrealized appreciation of $12,441 and gross unrealized depreciation of $1,857.

            Acronym                  Name
           ---------                ------
              ADR         American Depositary Receipt

See accompanying Notes to Financial Statements.

SR&F Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (90.5%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE (0.5%)
Goodrich (B.F.) Co...................................           93       $ 2,685

AUTO PARTS (3.9%)
Dana.................................................          150         5,569
Superior Industries International....................          635        17,786
                                                                        --------
                                                                          23,355
AUTO/TRUCK PARTS & EQUIPMENT (1.1%)
Hertz Corp., Class A.................................           50         2,200
Lear Corp. (a).......................................          130         4,574
                                                                        --------
                                                                           6,774
BANKS (4.3%)
Golden West Financial................................          154        15,121
Washington Mutual....................................          383        11,191
                                                                        --------
                                                                          26,312
BUSINESS SERVICES (1.5%)
Interim Services (a).................................          550         9,006

CHEMICALS (2.1%)
Wellman..............................................          700        12,644

COMPUTERS (2.2%)
Silicon Graphics (a).................................        1,230        13,453

DISTRIBUTION (0.4%)
Federated Department Stores (a)......................           50         2,184

DIVERSIFIED OPERATIONS (3.1%)
Alexander & Baldwin..................................          298         7,115
Eaton................................................           59         5,092
Kansas City Southern Industries......................           50         2,322
U.S. Industries......................................          253         3,977
                                                                        --------
                                                                          18,506
DRUGS (2.7%)
Perrigo Co. (a)......................................        2,051        16,148

ELECTRICAL EQUIPMENT (3.0%)
Littelfuse, Inc. (a).................................          540        12,015
Littelfuse, Inc., Warrants (a).......................          347         6,076
                                                                        --------
                                                                          18,091
ELECTRONICS AND INSTRUMENTATION (4.4%)
AVX Corp.............................................          630        22,139
Arrow Electronics, Inc. (a)..........................          239         4,209
                                                                        --------
                                                                          26,348
ENERGY AND RELATED SERVICES (5.1%)
Cross Timbers Oil....................................        1,166        15,744
Diamond Offshore Drilling............................           92         3,070
Petroleum Geo-Services ADR (a).......................          322         6,146
Tidewater Corp.......................................          231         5,891
                                                                        --------
                                                                          30,851
FINANCIAL SERVICES (0.5%)
The PMI Group........................................           75         3,066

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH SERVICES AND EQUIPMENT (7.6%)
Acuson Corp. (a).....................................        1,107      $ 14,110
Columbia/ HCA Healthcare.............................          405         8,579
First Health Group (a)...............................          495        11,111
Invacare.............................................          354         6,918
Mallinckrodt.........................................          170         5,132
                                                                        --------
                                                                          45,850
INDUSTRIAL PRODUCTS (2.1%)
Carlisle Cos.........................................          292        11,534
Gentex Corp. (a).....................................           44           909
                                                                        --------
                                                                          12,443
INSURANCE COMPANIES (1.4%)
20th Century Industries..............................          332         6,427
Travelers Property Casualty - Class A................           73         2,154
                                                                        --------
                                                                           8,581
LEISURE AND ENTERTAINMENT (0.6%)
Brunswick............................................          146         3,632

MACHINERY (5.2%)
AGCO.................................................          400         5,200
Albany International - Class A.......................          257         3,885
Flowserve............................................          365         6,068
Regal Beloit.........................................          206         4,275
Stewart & Stevenson Services.........................          924        12,133
                                                                        --------
                                                                          31,561
MANUFACTURING - GENERAL INDUSTRY (2.7%)
Dexter Corp..........................................          275        10,261
Smith (A.O.).........................................          193         5,838
                                                                        --------
                                                                          16,099
METALS (3.2%)
Barrick Gold.........................................          450         9,788
Freeport-McMoran Copper & Gold.......................          600         9,338
                                                                        --------
                                                                          19,126
METAL PROCESSORS (1.1%)
Timken...............................................          399         6,432

MINING AND AGRICULTURE (2.3%)
Cyprus Amax Minerals.................................          715        14,032

OFFICE FURNISHINGS (0.9%)
Steelcase - Class A..................................          395         5,505

PACKAGING (1.3%)
Crown Cork & Seal....................................          336         8,148

PAPER & RELATED PRODUCTS (0.6%)
Glatfelter (P.H.)....................................          208         3,419

RETAIL (3.6%)
Borders Group (a)....................................          310         4,553
Consolidated Stores (a)..............................          167         3,690
OfficeMax (a)........................................          750         4,359
Pier 1 Imports.......................................          775         5,231
TJX..................................................           150        4,209
                                                                        --------
                                                                          22,042

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
RUBBER (1.5%)
Bandag...............................................          130       $ 4,160
Cooper Tire & Rubber.................................          300         5,287
                                                                        --------
                                                                           9,447
SECURITY (2.0%)
Pittston Brinks Group................................          540        12,526

SPECIALTY CHEMICALS (6.4%)
Ecolab...............................................          150         5,119
Imperial Chemical Industries ADR.....................          375        16,213
OM Group.............................................          460        17,633
                                                                        --------
                                                                          38,965
STEEL (1.2%)
Carpenter Technology.................................          300         7,350

TECHNOLOGY SERVICES (0.9%)
Seagate Technology, Inc. (a).........................          186         5,725

TELECOMMUNICATIONS (6.1%)
Andrew Corp. (a).....................................        1,054        18,312
Telephone & Data Systems.............................          208        18,473
                                                                        --------
                                                                          36,785
TEXTILES AND APPAREL (4.1%)
Reebok International.................................          111         1,186
Springs International................................          126         4,276
Unifi................................................          785         8,640
Wolverine WorldWide..................................          961        10,931
                                                                        --------
                                                                          25,033
VITAMINS & NUTRITION PRODUCTS (0.3%)
Rexall Sundown, Inc. (a).............................          175         2,155

WIRE AND CABLE PRODUCTS (0.6%)
Belden...............................................          178         3,649
                                                                        --------
TOTAL COMMON STOCKS (Cost $467,440)..................                    547,928
                                                                        --------

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATIONS (9.4%)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER (9.4%)
Associates Corp. of North America 5.600% 10/01/99....      $28,215      $ 28,215
Limited, Inc. 5.700% 10/01/99........................        9,000         9,000
Western Resources 5.600% 10/05/99....................       20,000        19,990
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (cost $57,205)..........                     57,205
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
(Cost $524,645) (b)..................................                    605,133
OTHER ASSETS, LESS LIABILITIES (0.1%)................                        447
                                                                        --------
NET ASSETS (100.0%)..................................                   $605,580
                                                                        ========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1999, the cost of investments for federal income tax purposes was $525,335. Net unrealized appreciation was $79,798, consisting of gross unrealized appreciation of $122,964 and gross unrealized depreciation of $43,166.

            Acronym                  Name
           ---------                ------
              ADR         American Depositary Receipt


See accompanying Notes to Financial Statements.

Stein Roe Large Company Focus Fund
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (99.9%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (13.0%)
Avery Dennison Corp..................................           45       $ 2,379
Interpublic Group of Cos., Inc.......................           90         3,685
Mattel, Inc..........................................           88         1,672
                                                                        --------
                                                                           7,736
COMPUTER AND COMPUTER SOFTWARE (25.3%)
Cisco Systems, Inc. (a)..............................           40         2,736
Dell Computer Corp. (a)..............................           20           836
EMC Corp. (a)........................................           30         2,143
Intuit, Inc. (a).....................................           20         1,753
Microsoft Corp. (a)..................................           46         4,130
Novell, Inc. (a).....................................           80         1,655
Sun Microsystems (a).................................           20         1,860
                                                                        --------
                                                                          15,113
FINANCIAL SERVICES (16.6%)
Associates First Capital Corp........................           92         3,312
Household International, Inc.........................           77         3,102
SouthTrust Corp......................................           96         3,437
                                                                        --------
                                                                           9,851
HEALTH CARE (5.4%)
Becton, Dickinson & Co...............................           49         1,386
IMS Health, Inc......................................           80         1,825
                                                                        --------
                                                                           3,211

OIL AND GAS (2.0%)
Schlumberger Limited.................................           20         1,215

PHARMACEUTICAL (12.6%)
American Home Products Corp..........................           46         1,926
Clorox Co............................................           46         1,767
E.I. Dupont De Nemours & Co..........................           24         1,451
Warner-Lambert Co....................................           36         2,388
                                                                        --------
                                                                           7,532
UTILITIES (4.1%)
AES Corp. (a)........................................           41         2,431

TELECOMMUNICATIONS (20.9%)
CBS Corp.............................................           61         2,821
Comcast Corp., Special Class A.......................           95         3,788
MCI WorldCom (a).....................................           37         2,688
Vodafone AirTouch ADR................................           13         3,186
                                                                        --------
                                                                          12,483
                                                                        --------
TOTAL COMMON STOCKS (Cost $55,157)...................                     59,572
                                                                        --------

Stein Roe Large Company Focus Fund Continued
-------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
SHORT-TERM OBLIGATION (1.1%)                                AMOUNT        VALUE
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.1%)
Associates Corp. of North America 5.600% 10/01/99
(Cost $655)..........................................        $ 655      $   655
                                                                        -------

TOTAL INVESTMENTS (101.0%)
(Cost $55,812)(b)....................................                    60,227
OTHER ASSETS, LESS LIABILITIES (-1.0%)...............                      (580)
                                                                        -------
TOTAL NET ASSETS (100.0%)............................                   $59,647
                                                                        =======
-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At September 30, 1999, the cost of investments for federal income tax purposes was $55,815. Net unrealized appreciation was $4,412, consisting of gross unrealized appreciation of $9,365 and gross unrealized depreciation of $4,953.

           Acronym                  Name
           ---------                ----
              ADR         American Depositary Receipt

See accompanying Notes to Financial Statements.

Stein Roe Capital Opportunities Fund
--------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1999
(All amounts in thousands)

                                                            NUMBER        MARKET
COMMON STOCKS (99.0%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
BUSINESS SERVICES (3.5%)
AFLAC, Inc...........................................          200       $ 8,375
Capital One Financial Corp...........................          150         5,850
                                                                        --------
                                                                          14,225
CONSUMER PRODUCTS AND SERVICES (2.0%)
Jones Apparel Group (a)..............................          300         8,625

DATA PROCESSING SERVICES (11.5%)
BISYS Group (a)......................................          200         9,381
CheckFree Holdings Corp. (a).........................          250        10,281
Fiserv (a)...........................................          425        13,812
IMS Health, Inc......................................          290         6,616
Network Appliance, Inc. (a)..........................          100         7,163
                                                                        --------
                                                                          47,253
EDUCATION & TRAINING (2.9%)
Paychex, Inc.........................................          350        11,943

HEALTH CARE (8.2%)
Cardinal Health......................................          100         5,450
Express Scripts, Inc., Class A (a)...................          100         7,825
JDS Uniphases Corp. (a)..............................           25         2,845
Shire Pharmaceuticals Group ADRs (a).................          200         5,762
VISX (a).............................................          150        11,864
                                                                        --------
                                                                          33,746
INDUSTRIAL PRODUCTS (1.0%)
Dycom Industries, Inc. (a)...........................           95         4,008

LEISURE AND ENTERTAINMENT (6.2%)
Carnival Corp........................................          300        13,050
International Speedway, Class A......................           70         3,679
Steiner Leisure Ltd. (a).............................          350         8,750
                                                                        --------
                                                                          25,479
MEDIA (20.5%)
American Tower Corp., Class A (a)....................          450         8,803
Adelphia Communications Corp., Class A (a)...........          125         7,352
Clear Channel Communications (a).....................          200        15,975
Global Telesystems Group, Inc. (a)...................          250         4,930
Hispanic Broadcasting Corp. (a)......................          225        17,128
Level 3 Communications, Inc. (a).....................          100         5,222
Nextel Communications, Inc., Class A (a).............           60         4,069
NEXTLINK Communications, Inc., Class A (a)...........          100         5,184
Proxim, Inc. (a).....................................          100         4,600
Telephone and Data Systems, Inc......................          125        11,102
                                                                        --------
                                                                          84,365
MISCELLANEOUS (3.5%)
Calpine Corp. (a)....................................           60         5,104
Gentex Corp. (a).....................................          450         9,295
                                                                        --------
                                                                          14,399
RESTAURANTS (1.5%)
Papa John's International (a)........................          150         6,188

Stein Roe Capital Opportunities Fund Continued
--------------------------------------------------------------------------------
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL (9.0%)
Best Buy (a).........................................          200      $ 12,413
Dollar Tree Stores (a)...............................          210         8,387
Kohl's Corp. (a).....................................           70         4,629
Mattel, Inc..........................................          600        11,400
                                                                        --------
                                                                          36,829
TECHNOLOGY (29.2%)
Adobe Systems, Inc...................................           50         5,675
BMC Software (a).....................................          100         7,156
Broadcom Corp., Class A (a)..........................           60         6,540
Comverse Technology, Inc. (a)........................          100         9,431
Conexant Systems, Inc. (a)...........................          150        10,898
EMC Corp. (a)........................................          150        10,716
Exodus Communications, Inc. (a)......................           50         3,603
Flextronics International Ltd. (a)...................          150         8,728
Inktomi Corp. (a)....................................           40         4,801
Intuit, Inc. (a).....................................           60         5,259
Lexmark International Group, Class A (a).............          100         8,050
Novell, Inc. (a).....................................          270         5,586
Qualcomm, Inc. (a)...................................           40         7,568
Sanmina Corp. (a)....................................          120         9,285
Tellabs, Inc. (a)....................................          200        11,388
Verisign, Inc. (a)...................................           50         5,325
                                                                        --------
                                                                         120,009
                                                                        --------
TOTAL COMMON STOCKS (Cost $277,613)..................                    407,069
                                                                        --------

-------------------------------------------------------------------------------
                                                            NUMBER       MARKET
SHORT-TERM OBLIGATIONS (3.0%)                               AMOUNT        VALUE
-------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
Associates Corp. of North America 5.600% 10/01/99....      $12,370     $ 12,370
                                                                       --------
SHORT-TERM OBLIGATIONS (Cost $12,370)................                    12,370
                                                                       --------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
(Cost $289,983) (b)..................................                   419,439
OTHER ASSETS, LESS LIABILITIES (-2.0%)...............                    (8,092)
                                                                       --------
NET ASSETS (100.0%)..................................                  $411,347
                                                                       ========
-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
 (a) Non-income producing security.
 (b) At September 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $129,456, consisting of gross unrealized appreciation of $144,885 and gross unrealized depreciation of $15,429.

           Acronym                  Name
           ---------                ----
              ADR         American Depositary Receipt

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1999
(All amounts in thousands, except per-share data)


                                                                                        GROWTH        MIDCAP
                                                                                         STOCK         GROWTH
                                                                                          FUND           FUND
                                                                                    ----------     ----------
ASSETS
Investments in Portfolio, at value...............................................     $831,477        $    --
Investments, at market value (cost $33,919, $55,812 and $289,983, respectively)..          --          44,503
Receivable for investments sold..................................................          --              36
Receivable for fund shares sold..................................................          523              2
Dividends receivable.............................................................          --               3
Receivable for expense reimbursement due from Advisor............................           --             27
Cash.............................................................................           25              1
Other assets.....................................................................           47              2
                                                                                    ----------      ---------
   Total Assets..................................................................      832,072         44,574
                                                                                    ----------      ---------
LIABILITIES
Payable for investments purchased................................................          --              16
Payable for fund shares redeemed.................................................          418            119
Payable to Advisor and transfer agent............................................          155             36
Other liabilities................................................................          161             44
                                                                                    ----------      ---------
   Total Liabilities.............................................................          734            215
                                                                                    ----------      ---------
   Net Assets....................................................................     $831,338        $44,359
                                                                                    ==========      =========
ANALYSIS OF NET ASSETS
Paid-in capital..................................................................     $334,733        $33,030
Net unrealized appreciation on investments and foreign currency translations.....      438,989         10,584
Accumulated undistributed net investment income (loss)...........................           --            --
Accumulated net realized gain on investments and foreign currency transactions...       57,616            745
                                                                                    ----------      ---------
   Net Assets....................................................................     $831,338        $44,359
                                                                                    ==========      =========
Shares outstanding (unlimited number authorized).................................       17,613          3,546
                                                                                    ==========      =========
Net asset value per share........................................................      $ 47.20        $ 12.51
                                                                                    ==========      =========

                                       40

                                                                                                          LARGE
                                                                                     DISCIPLINED        COMPANY        CAPITAL
                                                                                           STOCK          FOCUS  OPPORTUNITIES
                                                                                           FUND            FUND           FUND
                                                                                      ----------     -------------------------
ASSETS
Investments in Portfolio, at value...............................................       $605,464        $    --       $     --
Investments, at market value (cost $33,919, $55,812 and $289,983, respectively)..            --          60,227        419,439
Receivable for investments sold..................................................            --              --         21,371
Receivable for fund shares sold..................................................            850             27          4,494
Dividends receivable.............................................................            --              47            110
Receivable for expense reimbursement due from Advisor............................             --             --             --
Cash.............................................................................             25             --              6
Other assets.....................................................................            117             --            103
                                                                                      ----------      ---------     ----------
   Total Assets..................................................................        606,456         60,301        445,523
                                                                                      ----------      ---------     ----------
LIABILITIES
Payable for investments purchased................................................            --             462             --
Payable for fund shares redeemed.................................................         12,661             28         33,684
Payable to Advisor and transfer agent............................................            186            117            363
Other liabilities................................................................             83             47            129
                                                                                      ----------      ---------     ----------
   Total Liabilities.............................................................         12,930            654         34,176
                                                                                      ----------      ---------     ----------
   Net Assets....................................................................       $593,526        $59,647       $411,347
                                                                                      ==========      =========     ==========
ANALYSIS OF NET ASSETS
Paid-in capital..................................................................       $385,895        $52,020       $228,295
Net unrealized appreciation on investments and foreign currency translations.....         80,452          4,415        129,456
Accumulated undistributed net investment income (loss)...........................          2,853             --             --
Accumulated net realized gain on investments and foreign currency transactions...        124,326          3,212         53,596
                                                                                      ----------      ---------     ----------
   Net Assets....................................................................       $593,526        $59,647       $411,347
                                                                                      ==========      =========     ==========
Shares outstanding (unlimited number authorized).................................         26,246          5,063         14,361
                                                                                      ==========      =========     ==========
Net asset value per share........................................................        $ 22.61        $ 11.78      $   28.64
                                                                                      ==========      =========     ==========
See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 1999
(All amounts in thousands)



                                                                                    GROWTH         MIDCAP
                                                                                     STOCK         GROWTH
                                                                                      FUND           FUND
                                                                                  --------        -------
INVESTMENT INCOME
Dividends allocated from Portfolio...............................................  $ 4,409          $ --
Dividends........................................................................      --              93
Interest allocated from Portfolio................................................    1,927            --
Interest.........................................................................      --             104
                                                                                  --------        -------
                                                                                     6,336            197
Foreign taxes withheld allocated from Portfolio..................................      --             --
                                                                                  --------        -------
   Total investment income.......................................................    6,336            197
                                                                                  --------        -------
EXPENSES
Expenses allocated from Portfolio................................................    4,663             --
Management fees..................................................................      --             383
Transfer agent fees..............................................................    1,825            142
Administrative fees..............................................................    1,132             77
Printing and postage.............................................................       26             15
Accounting fees..................................................................       44             25
SEC and state registration fees..................................................       43             23
Audit and legal fees.............................................................       13             44
Trustees' fees...................................................................        9             14
Custodian fees...................................................................        1              4
Other, net.......................................................................     (111)             5
                                                                                  --------        -------
   Total expenses................................................................    7,645            732

Reimbursement of expenses by Advisor.............................................       --            (94)
                                                                                  --------        -------
   Net expenses..................................................................    7,645            638
                                                                                  --------        -------
   Net investment income (loss)..................................................   (1,309)          (441)
                                                                                  --------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments allocated from Portfolio.................   78,805            --
Net realized gain on investments.................................................      --           2,610
Net realized loss on foreign currency transactions allocated from Portfolio......      --             --
                                                                                  --------        -------
   Net realized gain.............................................................   78,805          2,610
                                                                                  --------        -------
Net change in unrealized appreciation or depreciation on investments
   and foreign currency transactions.............................................  143,323          7,804
                                                                                  --------        -------
   Net gain on investments and foreign currency transactions.....................  222,128         10,414
                                                                                  --------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................. $220,819        $ 9,973
                                                                                  ========        =======

                                                                                                         LARGE
                                                                                    DISCIPLINED        COMPANY        CAPITAL
                                                                                          STOCK          FOCUS  OPPORTUNITIES
                                                                                           FUND           FUND           FUND
                                                                                       --------        ------- --------------
INVESTMENT INCOME
Dividends allocated from Portfolio...............................................       $ 8,320           $ --           $ --
Dividends........................................................................           --             441            688
Interest allocated from Portfolio................................................         5,391             --             --
Interest.........................................................................             5             99          2,065
                                                                                       --------        -------        -------
                                                                                         13,716            540          2,753
Foreign taxes withheld allocated from Portfolio..................................           (64)            --             --
                                                                                       --------        -------        -------
   Total investment income.......................................................        13,652            540          2,753
                                                                                       --------        -------        -------
EXPENSES
Expenses allocated from Portfolio................................................         5,619             --             --
Management fees..................................................................            --            398          4,331
Transfer agent fees..............................................................         1,800            137          1,411
Administrative fees..............................................................         1,077             80            854
Printing and postage.............................................................            62             16             66
Accounting fees..................................................................            43             25             38
SEC and state registration fees..................................................            47             25             32
Audit and legal fees.............................................................            19             25             41
Trustees' fees...................................................................             9             13             23
Custodian fees...................................................................             1              4             19
Other, net.......................................................................          (431)            67           (561)
                                                                                       --------        -------        -------
   Total expenses................................................................         8,246            790          6,254

Reimbursement of expenses by Advisor.............................................           --              --             --
                                                                                       --------        -------        -------
   Net expenses..................................................................         8,246            790          6,254
                                                                                       --------        -------        -------
   Net investment income (loss)..................................................         5,406           (250)        (3,501)
                                                                                       --------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments allocated from Portfolio.................       176,166             --             --
Net realized gain on investments.................................................            --           5,947        99,234
Net realized loss on foreign currency transactions allocated from Portfolio......          (525)            --             --
                                                                                       --------        -------        -------
   Net realized gain.............................................................       175,641          5,947         99,234
                                                                                       --------        -------        -------
Net change in unrealized appreciation or depreciation on investments
   and foreign currency transactions.............................................       (79,109)         8,974         (9,404)
                                                                                       --------        -------        -------
   Net gain on investments and foreign currency transactions.....................        96,532         14,921         89,830
                                                                                       --------        -------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................      $101,938        $14,671        $86,329
                                                                                       ========        =======        =======

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                                          GROWTH STOCK FUND
                                                                                       -----------------------
                                                                                      YEARS ENDED SEPTEMBER 30,
                                                                                             1999        1998
                                                                                      -----------------------
OPERATIONS
Net investment income (loss)......................................................      $  (1,309) $     (652)
Net realized gain (loss) on investments and foreign currency transactions.........         78,805        (894)
Net change in unrealized appreciation or depreciation on investments and foreign
 currency transactions                                                                    143,323      29,857
                                                                                         --------    --------
   Net increase (decrease) in net assets resulting from operations................        220,819      28,311
                                                                                         --------    --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..........................................            --          --
Distributions from net capital gains..............................................            --      (36,957)
                                                                                         --------    --------
   Total distributions to shareholders............................................            --      (36,957)
                                                                                         --------    --------

SHARE TRANSACTIONS
Subscriptions to fund shares......................................................        481,319     110,244
Value of distributions reinvested.................................................            --       29,289
Redemptions of fund shares........................................................       (486,145)   (123,211)
                                                                                         --------    --------
   Net increase (decrease) from share transactions...............................          (4,826)     16,322
                                                                                         --------    --------
   Net increase (decrease) in net assets..........................................        215,993       7,676

NET ASSETS
Beginning of year.................................................................        615,345     607,669
                                                                                         --------    --------
End of year.......................................................................       $831,338    $615,345
                                                                                         ========    ========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)............................            $--        $ --
                                                                                         ========    ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................          10,293       2,955
Issued in reinvestment of distributions...........................................            --          876
Redemptions of fund shares........................................................        (10,410)     (3,319)
                                                                                         --------    --------
   Net increase (decrease) in fund shares.........................................           (117)        512
Shares outstanding at beginning of year...........................................         17,730      17,218
                                                                                         --------    --------
Shares outstanding at end of year.................................................         17,613      17,730
                                                                                         ========    ========

See accompanying Notes to Financial Statements.

                                                                                     MIDCAP GROWTH FUND      DISCIPLINED STOCK FUND
                                                                                   -----------------------   -----------------------
                                                                                 YEARS ENDED SEPTEMBER 30, YEARS ENDED SEPTEMBER 30,
                                                                                       1999        1998            1999        1998
                                                                                   -----------------------  -----------------------
OPERATIONS
Net investment income (loss)......................................................   $ (441)     $ (347)        $ 5,406   $   2,562
Net realized gain (loss) on investments and foreign currency transactions.........    2,610      (1,412)        175,641     212,315
Net change in unrealized appreciation or depreciation on investments and foreign
 currency transactions                                                                7,804        (942)       (79,109)    (441,669)
                                                                                    -------     -------        --------  ----------
   Net increase (decrease) in net assets resulting from operations................    9,973      (2,701)        101,938    (226,792)
                                                                                    -------     -------        --------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..........................................      --          --           (3,888)        --
Distributions from net capital gains..............................................      --          --         (160,356)   (130,064)
                                                                                    -------     -------        --------  ----------
   Total distributions to shareholders............................................      --          --         (164,244)   (130,064)
                                                                                    -------     -------        --------  ----------

SHARE TRANSACTIONS
Subscriptions to fund shares......................................................   12,421      26,168         192,348     197,598
Value of distributions reinvested.................................................      --          --          151,993     115,138
Redemptions of fund shares........................................................  (28,009)    (23,323)       (600,159)   (371,808)
                                                                                    -------     -------        --------  ----------
   Net increase (decrease) from share transactions...............................   (15,588)      2,845        (255,818)    (59,072)
                                                                                    -------     -------        --------  ----------
   Net increase (decrease) in net assets..........................................   (5,615)        144        (318,124)   (415,928)

NET ASSETS
Beginning of year.................................................................   49,974      49,830         911,650   1,327,578
                                                                                    -------     -------        --------  ----------
End of year.......................................................................  $44,359     $49,974        $593,526  $  911,650
                                                                                    =======     =======        ========  ==========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)............................   $   --      $  (26)        $ 2,853   $   2,198
                                                                                    =======     =======        ========  ==========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................     1,088       2,178           8,376       6,671
Issued in reinvestment of distributions...........................................      --          --            7,459       4,013
Redemptions of fund shares........................................................   (2,344)     (2,001)        (26,830)    (12,731)
                                                                                    -------     -------        --------  ----------
   Net increase (decrease) in fund shares.........................................   (1,256)        177         (10,995)     (2,047)
Shares outstanding at beginning of year...........................................    4,802       4,625          37,241      39,288
                                                                                    -------     -------        --------  ----------
Shares outstanding at end of year.................................................    3,546       4,802          26,246      37,241
                                                                                    =======     =======        ========  ==========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                                                 LARGE COMPANY FOCUS FUND
                                                                                                  -----------------------
                                                                                                 YEARS ENDED SEPTEMBER 30,
                                                                                                       1999    1998 (A)
                                                                                                -----------------------
OPERATIONS
Net investment loss...............................................................                   $ (250)    $   (14)
Net realized gain (loss) on investments...........................................                    5,947      (1,997)
Net change in unrealized appreciation or depreciation on investments.............                     8,974      (4,559)
                                                                                                    -------     -------
   Net increase (decrease) in net assets resulting from operations................                   14,671      (6,570)
                                                                                                    -------     -------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..........................................                      --           --
Distributions from net capital gains..............................................                      --           --
                                                                                                    -------     -------
   Total distributions to shareholders............................................                      --           --
                                                                                                    -------     -------
SHARE TRANSACTIONS
Subscriptions to fund shares......................................................                   19,615      55,706
Value of distributions reinvested.................................................                      --          --
Redemptions of fund shares........................................................                  (19,355)     (4,420)
                                                                                                    -------     -------
   Net increase (decrease) from share transactions................................                      260      51,286
                                                                                                    -------     -------
   Net increase (decrease) in net assets..........................................                   14,931      44,716

NET ASSETS
Beginning of period...............................................................                   44,716          --
                                                                                                    -------     -------
End of period....................................................................                   $59,647     $44,716
                                                                                                    =======     =======
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME...................................                  $   --      $    --
                                                                                                    =======     =======

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................................................                    1,766       5,607
Issued in reinvestment of distributions...........................................                      --           --
Redemptions of fund shares........................................................                   (1,825)       (485)
                                                                                                    -------     -------
   Net increase (decrease) in fund shares.........................................                      (59)      5,122
Shares outstanding at beginning of period.........................................                    5,122          --
                                                                                                    -------     -------
Shares outstanding at end of period...............................................                    5,063       5,122
                                                                                                    =======     =======



                                                                                                    CAPITAL OPPORTUNITIES FUND
                                                                                                     -----------------------
                                                                                                     YEARS ENDED SEPTEMBER 30,
                                                                                                           1999        1998
                                                                                                    -----------------------
OPERATIONS
Net investment loss...............................................................                    $  (3,501)  $  (6,791)
Net realized gain (loss) on investments...........................................                       99,234     110,560
Net change in unrealized appreciation or depreciation on investments.............                        (9,404)   (195,885)
                                                                                                       --------  ----------
   Net increase (decrease) in net assets resulting from operations................                       86,329     (92,116)
                                                                                                       --------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..........................................                          --           --
Distributions from net capital gains..............................................                          --           --
                                                                                                       --------  ----------
   Total distributions to shareholders............................................                          --           --
                                                                                                       --------  ----------
SHARE TRANSACTIONS
Subscriptions to fund shares......................................................                      267,484     264,307
Value of distributions reinvested.................................................                          --           --
Redemptions of fund shares........................................................                     (623,599)   (601,700)
                                                                                                       --------  ----------
   Net increase (decrease) from share transactions................................                     (356,115)   (337,393)
                                                                                                       --------  ----------
   Net increase (decrease) in net assets..........................................                     (269,786)   (429,509)

NET ASSETS
Beginning of period...............................................................                      681,133   1,110,642
                                                                                                       --------  ----------
End of period....................................................................                      $411,347  $  681,133
                                                                                                       ========  ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME...................................                        $  --      $   --
                                                                                                       ========  ==========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................................................                        9,598       8,722
Issued in reinvestment of distributions...........................................                          --           --
Redemptions of fund shares........................................................                      (22,199)    (19,933)
                                                                                                       --------  ----------
   Net increase (decrease) in fund shares.........................................                      (12,601)    (11,211)
Shares outstanding at beginning of period.........................................                       26,962      38,173
                                                                                                       --------  ----------
Shares outstanding at end of period...............................................                       14,361      26,962
                                                                                                       ========  ==========

(a) From commencement of operations on June 26, 1998.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1999
(All amounts in thousands)
                                                                SR&F        SR&F
                                                              GROWTH DISCIPLINED
                                                               STOCK       STOCK
                                                           PORTFOLIO   PORTFOLIO
                                                            --------    --------
ASSETS
Investments, at market value (cost of $763,615 and
   $524,645, respectively).............................   $1,251,462    $605,133
Cash..................................................             4         145
Receivable for investments sold........................           --          40
Dividends receivable..................................           676         650
                                                          ----------    --------
   Total Assets........................................    1,252,142     605,968
                                                          ----------    --------

LIABILITIES
Payable for investments purchased.....................         3,365          --
Payable to Advisor....................................           596         365
Other liabilities......................................           28          23
                                                          ----------    --------
   Total Liabilities..................................         3,989         388
                                                          ----------    --------
   NET ASSETS APPLICABLE TO INVESTORS'
     BENEFICIAL INTEREST                                  $1,248,153    $605,580
                                                          ==========    ========


See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------

For the Year Ended September 30, 1999
(All amounts in thousands)
                                                                SR&F        SR&F
                                                              GROWTH DISCIPLINED
                                                               STOCK       STOCK
                                                           PORTFOLIO   PORTFOLIO
                                                            --------    --------
INVESTMENT INCOME
Dividends............................................        $ 5,817     $ 8,322
Interest.............................................          2,496       5,397
                                                            --------    --------
                                                               8,313      13,719
Foreign taxes withheld...............................            --          (64)
                                                            --------    --------
   Total investment income...........................          8,313      13,655
                                                            --------    --------

EXPENSES
Management fees.....................................           6,076       5,581
Accounting fees.....................................              50          43
Transfer agent fee...................................              6           6
Trustees' fees......................................              24          25
Audit and legal fees.................................             18          17
Custodian fees.......................................             30          35
Other, net...........................................            (55)        (88)
                                                            --------    --------
   Net expenses......................................          6,149       5,619
                                                            --------    --------
   Net investment income.............................          2,164       8,036
                                                            --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY
Net realized gain on investments.....................         76,399     176,298
Net realized loss on foreign currency transactions...            --         (525)
                                                            --------    --------
   Net realized gain ................................         76,399     175,773
                                                            --------    --------
   Net change in unrealized appreciation or depreciation
     on investments and foreign currency transactions        189,808     (79,229)
                                                            --------    --------
   Net gain on investments and foreign
     currency transactions..........................         266,207      96,544
                                                            --------    --------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.                                            $268,371    $104,580
                                                            ========    ========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)
                                                                                   SR&F GROWTH                 SR&F DISCIPLINED
                                                                                 STOCK PORTFOLIO                STOCK PORTFOLIO
                                                                           --------------------------    ---------------------------
                                                                            YEARS ENDED SEPTEMBER 30,      YEARS ENDED SEPTEMBER 30,
                                                                                  1999           1998           1999           1998
                                                                           --------------------------    ---------------------------
OPERATIONS
Net investment income ..................................................   $     2,164    $     2,268    $     8,036    $     7,424
Net realized gain (loss) on investments and
  foreign currency transactions ........................................        76,399         (7,814)       175,773        211,299
Net change in unrealized appreciation or depreciation
  on investments and foreign currency transactions .....................       189,808         32,197        (79,229)      (441,553)
                                                                           -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets resulting from operations .....       268,371         26,651        104,580       (222,830)
                                                                           -----------    -----------    -----------    -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ..........................................................       680,228        151,248         54,914         60,926
Withdrawals ............................................................      (431,989)       (54,727)      (471,065)      (249,583)
                                                                           -----------    -----------    -----------    -----------
   Net increase (decrease) from transactions in
      investors' beneficial interest ...................................       248,239         96,521       (416,151)      (188,657)
                                                                           -----------    -----------    -----------    -----------
   Net increase (decrease) in net assets ...............................       516,610        123,172       (311,571)      (411,487)
NET ASSETS
Beginning of year ......................................................       731,543        608,371        917,151      1,328,638
                                                                           -----------    -----------    -----------    -----------
End of year ............................................................   $ 1,248,153    $   731,543    $   605,580    $   917,151
                                                                           ===========    ===========    ===========    ===========

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

Note 1. Organization
Stein Roe Growth Stock Fund, Stein Roe Midcap Growth Fund (formerly Stein Roe Growth Opportunities Fund), Stein Roe Disciplined Stock Fund (formerly Stein Roe Special Fund), Stein Roe Large Company Focus Fund and Stein Roe Capital Opportunities Fund (the "Funds") are series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), formerly Stein Roe Investment Trust, an open-end management investment company organized as a Massachusetts business trust.
   Growth Stock Fund and Disciplined Stock Fund invest substantially all of their assets in SR&F Growth Stock Portfolio and SR&F Disciplined Stock Portfolio (formerly SR&F Special Portfolio), respectively. The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Growth Stock Fund and Disciplined Stock Fund contributed $474,861 and $1,096,779 in securities and other assets to SR&F Growth Stock Portfolio and SR&F Disciplined Stock Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Growth Stock Fund owned 66.6% of the SR&F Growth Stock Portfolio and Disciplined Stock Fund owned 99.9% of the SR&F Disciplined Stock Portfolio.

Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Funds and the Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Investment Transactions and Investment Income Investment transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Notes to Financial Statements continued
--------------------------------------------------------------------------------

Security Valuations
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Short term investments are stated at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
Currency Translations
The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.
Forward Currency Exchange Contracts
SR&F Disciplined Stock Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions under which the Portfolio is obligated to exchange currencies at specified rates on specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio had no outstanding contracts at September 30, 1999.
Federal Income Taxes
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods approved by the Internal Revenue Service.
Distributions to Shareholders
Each Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Trustees' Fees and Transactions with Affiliates
The Funds and the Portfolios pay monthly management fees and the Funds pay monthly administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as invest-ment advisor and administrator. The annual rates, as a percentage of average daily net assets, are as follows:

--------------------------------------------------------------------------------
                              MANAGEMENT FEE                   ADMINISTRATIVE FEE
Growth Stock Fund             N/A                              0.150% up to $500,000,
                                                               0.125% of the next $500,000,
                                                               0.100% thereafter

SR&F Growth Stock Portfolio   0.600% up to $500,000,           N/A
                              0.550% of the next $500,000,
                              0.500% thereafter

Disciplined Stock Fund        N/A                              0.150% up to $500,000,
                                                               0.125% of the next $500,000,
                                                               0.100% of the next $500,000,
                                                               0.075% thereafter

SR&F Disciplined              0.750% up to $500,000,           N/A
 Stock Portfolio              0.700% of the next $500,000,
                              0.650% of the next $500,000,
                              0.600% thereafter

Midcap Growth Fund            0.750% up to $500,000,           0.150% up to $500,000,
Large Company Focus Fund      0.700% of the next $500,000,     0.125% of the next $500,000,
Capital Opportunities Fund    0.650% of the next $500,000,     0.100% of the next $500,000,
                              0.600% thereafter                0.075% thereafter
--------------------------------------------------------------------------------


   The Advisor also provides fund accounting services.
   The Advisor has agreed to reimburse Midcap Growth Fund and Large Company Focus Fund for their operating expenses to the extent that annual expenses exceed 1.25% and 1.50%, respectively, of average daily net assets. This commitment expires on January 31, 2000.
   Transfer agent fees are paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty.
   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Funds and the Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the year ended September 30, 1999.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended September 30, 1999, were:

                                                      Purchases           Sales
                                                      ---------       ---------
SR&F Growth Stock Portfolio.......................     $849,891        $582,611
Midcap Growth Fund................................       65,440          79,109
SR&F Disciplined Stock Portfolio..................      307,076         572,616
Large Company Focus Fund..........................       37,314          35,091
Capital Opportunities Fund........................      456,428         774,334


Change in Independent Accountants
Based on the recommendation of the Audit Committee of the Funds and the Portfolios listed in this book, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Funds' and the Portfolios' independent accountant and voted to appoint PricewaterhouseCoopers LLP for the year ended September 30, 1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

Financial Highlights
--------------------------------------------------------------------------------

Growth Stock Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                            YEARS ENDED SEPTEMBER 30,
                                                                        1999           1998        1997         1996         1995
                                                                    --------       --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR................................  $  34.71       $  35.29     $ 28.79     $  26.13     $  23.58
                                                                    --------       --------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)...............................     (0.08)         (0.04)       0.01         0.08         0.12
   Net realized and unrealized gain on investments allocated
      from SR&F Growth Stock Portfolio............................     12.57           1.61        8.79         5.01         5.60
                                                                    --------       --------    --------     --------     --------
      Total from investment operations............................     12.49           1.57        8.80         5.09         5.72
                                                                    --------       --------    --------     --------     --------
DISTRIBUTIONS
   Net investment income..........................................       --             --        (0.07)       (0.10)       (0.15)

   Net realized capital gains.....................................       --           (2.15)      (2.23)       (2.33)       (3.02)
                                                                    --------       --------    --------     --------     --------
      Total distributions.........................................       --           (2.15)      (2.30)       (2.43)       (3.17)
                                                                    --------       --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD....................................  $  47.20       $  34.71    $  35.29     $  28.79     $  26.13
                                                                    ========       ========    ========     ========     ========
Ratio of net expenses to average net assets.......................     0.97%(b)       1.03%       1.07%        1.08%        0.99%
Ratio of net investment income (loss) to average net assets ......    (0.18)%(b)     (0.10)%      0.04%        0.32%        0.56%
Portfolio turnover rate...........................................      N/A            N/A           5%(b)       39%          36%
Total return......................................................    35.98%          4.69%      33.10%       21.04%       28.18%
Net assets, end of period (000's).................................  $831,338       $615,345    $607,699     $417,964     $360,336

(a) Per share data was calculated using average shares outstanding during the year.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Prior to commencement of operations of the Portfolio.


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited).
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $77,799,533.
--------------------------------------------------------------------------------

SR&F Growth Stock Portfolio
                                                                                 PERIOD ENDED
                                                  YEARS ENDED SEPTEMBER 30,     SEPTEMBER 30,
                                                      1999            1998             1997(A)
                                                   -------         -------      -------------
Ratio of net expenses to average net assets....      0.58%(b)        0.61%               0.63%(c)
Ratio of net investment income to
   average net assets..........................      0.20%(b)        0.31%               0.52%(c)
Portfolio turnover rate........................        57%             39%                 22%


(a)  From commencement of operations on February 3, 1997.
(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses as a result of expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.
(c)  Annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------

Midcap Growth Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                                PERIOD ENDED
                                                                 YEARS ENDED SEPTEMBER 30,      SEPTEMBER 30,
                                                                     1999            1998            1997 (A)
                                                             ------------  --------------    ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................         $ 10.41         $ 10.77            $ 10.00
                                                                  -------         -------            -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (b)...............................           (0.10)          (0.07)                --
   Net realized and unrealized gain (loss)
     on investments......................................            2.20           (0.29)              0.77
                                                                  -------         -------            -------
Total from investment operations.........................            2.10           (0.36)              0.77
                                                                  -------         -------            -------
NET ASSET VALUE, END OF PERIOD...........................         $ 12.51         $ 10.41            $ 10.77
                                                                  =======         =======            =======
Ratio of net expenses to average net assets (c)..........           1.36%(d)        1.25%               1.25%(e)
Ratio of net investment income (loss) to
   average net assets (f)................................          (0.97)%(d)      (0.64)%              0.02%(e)
Portfolio turnover rate..................................            133%             75%                  3%(g)
Total return (f).........................................          20.17%          (3.34)%              7.70%(g)
Net assets, end of period (000's)........................         $44,359         $49,974             $49,830

(a)  From commencement of operations on June 30, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.43% for the year ended September 30, 1999, 1.44% for the year ended September 30, 1998 and
     1.74% for the period ended September 30, 1997.

(d) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 11 basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(e)  Annualized.

(f)  Computed giving effect to Advisor's expense limitation undertaking.

(g)  Not annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $823,877.
--------------------------------------------------------------------------------

                                       58


Financial Highlights Continued
--------------------------------------------------------------------------------

Large Company Focus Fund
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                        YEAR ENDED    PERIOD ENDED
                                                     SEPTEMBER 30,   SEPTEMBER 30,
                                                              1999        1998 (A)
                                                           -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD..............         $  8.73         $ 10.00
                                                           -------         -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (b)........................           (0.05)             --
   Net realized and unrealized gain
      (loss) on investments.......................            3.10           (1.27)
                                                           -------         -------
Total from investment operations..................            3.05           (1.27)
                                                           -------         -------
NET ASSET VALUE, END OF PERIOD....................         $ 11.78          $ 8.73
                                                           =======         =======
Ratio of net expenses to average net assets.......           1.49%           1.50%(c)(e)
Ratio of net investment loss to average
   net assets (d).................................          (0.47)%         (0.12)%(e)
Portfolio turnover rate...........................             68%             21%(f)
Total return (d)..................................          35.05%        (12.70)%(f)
Net assets, end of period (000's).................         $59,647         $44,716


(a)  From commencement of operations on June 26, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.61% for the period ended September 30, 1998.

(d)  Computed giving effect to Advisor's expense limitation undertaking.

(e)  Annualized.

(f)  Not annualized.


--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $19,198.
--------------------------------------------------------------------------------

                                       59

Financial Highlights Continued
--------------------------------------------------------------------------------

Disciplined Stock Fund

Selected per-share data (for a share outstanding throughout each year), ratios and supplemental data.
                                                                                        YEARS ENDED SEPTEMBER 30,
                                                                      1999         1998         1997          1996          1995
                                                                  --------     --------     --------      --------      --------
NET ASSET VALUE, BEGINNING OF YEAR..............................  $  24.48     $  33.79     $  27.39      $  25.26      $  23.54
                                                                  --------     --------     --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a).............................      0.17         0.07        (0.06)         0.01          0.13

   Net realized and unrealized gain (loss) on investments
     and foreign currency allocated from SR&F Disciplined
     Stock Portfolio............................................      2.64        (6.06)        8.57          4.14          3.05
                                                                  --------     --------     --------      --------      --------
      Total from investment operations..........................      2.81        (5.99)        8.51          4.15          3.18
                                                                  --------     --------     --------      --------      --------
DISTRIBUTIONS
   Net investment income........................................     (0.11)          --           --         (0.11)        (0.15)

   Net realized capital gains...................................     (4.57)       (3.32)       (2.11)        (1.91)        (1.31)
                                                                  --------     --------     --------      --------      --------
      Total distributions.......................................     (4.68)       (3.32)       (2.11)        (2.02)        (1.46)
                                                                  --------     --------     --------      --------      --------
NET ASSET VALUE, END OF YEAR....................................  $  22.61     $  24.48     $  33.79      $  27.39      $  25.26
                                                                  ========     ========     ========      ========      ========
Ratio of net expenses to average net assets.....................     1.16%(b)     1.13%        1.14%         1.18%         1.02%
Ratio of net investment income (loss) to average net assets.....     0.63%(b)     0.21%       (0.17)%        0.03%         0.56%
Portfolio turnover rate.........................................       N/A         N/A            7%(c)        32%(c)        41%(c)
Total return....................................................    13.57%      (19.17)%      33.67%        17.89%        14.60%
Net assets, end of year (000's).................................  $593,526     $911,650   $1,327,578    $1,158,498    $1,201,469

(a) Per share data was calculated using average shares outstanding during the year.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of nine basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Prior to commencement of operations of the Portfolio.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $173,762,881.

100% of ordinary income distributed by the Fund in the year ended September 30, 1999 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SR&F Disciplined Stock Portfolio
                                                                        PERIOD ENDED
                                          YEARS ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                1999            1998          1997(A)
                                     --------------- --------------- ---------------
Ratio of net expenses to average
   net assets ......................           0.75%           0.73%          0.75%(c)
Ratio of net investment income to
   average net assets ..............           1.04%           0.60%          0.31%(c)
Portfolio turnover rate.............             47%             46%             8%

(a)  From commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of one basis point as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

(c)  Annualized.


60                                                                            61

Financial Highlights Continued
--------------------------------------------------------------------------------

Capital Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                         YEARS ENDED SEPTEMBER 30,
                                                                     1999           1998          1997           1996    1995 (A)
                                                                 --------       --------      --------       --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $  25.25       $  29.10      $  31.04       $  21.69    $  15.79
                                                                 --------       --------      --------       --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (b)............................     (0.17)         (0.25)        (0.17)         (0.06)       0.01
   Net realized and unrealized gain (loss) on investments......      3.56          (3.60)        (1.77)         10.41        5.91
                                                                 --------       --------      --------       --------    --------
      Total from investment operations.........................      3.39          (3.85)        (1.94)         10.35        5.92
                                                                 --------       --------      --------       --------    --------
DISTRIBUTIONS
   Net investment income.......................................        --             --            --          (0.01)      (0.02)
   Net realized capital gains..................................        --             --            --          (0.99)         --
                                                                 --------       --------      --------       --------    --------
      Total distributions......................................        --             --            --          (1.00)      (0.02)
                                                                 --------       --------      --------       --------    --------
NET ASSET VALUE, END OF PERIOD.................................  $  28.64       $  25.25      $  29.10       $  31.04    $  21.69
                                                                 ========       ========      ========       ========    ========
Ratio of net expenses to average net assets....................     1.19%(c)       1.20%         1.17%          1.22%       1.05%
Ratio of net investment income (loss) to average net assets....   (0.72)%(c)      (0.72)%       (0.69)%        (0.40)%      0.08%
Portfolio turnover rate........................................       88%            47%           35%            22%         60%
Total return...................................................    13.43%        (13.23)%       (6.25)%        49.55%      37.46%
Net assets, end of period (000's)..............................  $411,347       $681,133    $1,110,642     $1,684,538    $242,381


(a)  All per-share amounts reflect a two-for-one stock split effective
     August 25, 1995.
(b) Per share data was calculated using average shares outstanding during the period.
(c) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of twelve basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflects the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $90,437,460.
--------------------------------------------------------------------------------

62                                                                            63

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of:

Liberty-Stein Roe Funds Investment Trust
Stein Roe Growth Stock Fund
Stein Roe Midcap Growth Fund
Stein Roe Disciplined Stock Fund
Stein Roe Large Company Focus Fund
Stein Roe Capital Opportunities Fund

SR&F Base Trust
   SF&F Growth Stock Portfolio
   SF&F Disciplined Stock Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Stein Roe Midcap Growth Fund (formerly Stein Roe Growth Opportunities Fund), Stein Roe Disciplined Stock Fund (formerly Stein Roe Special Fund), Stein Roe Large Company Focus Fund, Stein Roe Capital Opportunities Fund (the "Funds"), each a series of Liberty-Stein Roe Funds Investment Trust (formerly Stein Roe Investment Trust), and SR&F Growth Stock Portfolio and SR&F Disciplined Stock Portfolio (formerly SR&F Special Portfolio) (the "Portfolios"), each a series of SR&F Base Trust, at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' and the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds and the Portfolios for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

Investment Trust
--------------------------------------------------------------------------------

Trustees
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General Counsel and Secretary, Kellogg Co. Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President, Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President, Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKinzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer

Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

The Stein Roe Mutual Funds

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                                     EQ11A 11/99